                                                                    EXHIBIT 10.3

                            COMPS INFOSYSTEMS, INC.


                     STOCK AND WARRANT PURCHASE AGREEMENT

     THIS AGREEMENT (the "Agreement") is made as of February 9, 1998, by and among, severally and not jointly, COMPS InfoSystems, Inc., a Delaware corporation (the "Company"), Summit Ventures III, L.P., a Delaware limited partnership ("Summit III"), Summit Investors II, L.P., a Delaware limited partnership ("Summit II," and collectively with Summit III, "Summit"), Christopher A. Crane ("Crane") and Merrill Oster ("Oster," and collectively with Crane and Summit, the "Purchasers," and individually, a "Purchaser"). The parties hereby agree as follows:

     1.   Sale and Issuance of the Shares and Warrants.
          --------------------------------------------

          1.1. Sale and Issuance of the Series B Preferred Shares. Subject to
               ---------------------------------------------------
the terms and conditions hereof, the Company will issue and sell to each Purchaser and each Purchaser will purchase the number of shares of the Company's Series B Preferred Stock (the "Shares") specified opposite the Purchaser's name as set forth in the Schedule of Purchasers attached hereto as Exhibit A. at a price of $1.80310 per Share.

          1.2. Issuance of Warrants. In consideration for the purchase by the
               --------------------
Purchasers of the Shares, the Company will issue to each of Summit III, Summit II and Oster a warrant in the form attached hereto as Exhibit B-1 and to Crane a
                                                      -----------
warrant in the form attached hereto as Exhibit B-2 (individually, a "Warrant"
                                       -----------
and collectively, the "Warrants"), to purchase up to the number and type of shares of the Company's Common Stock (the "Warrant Shares") set forth opposite such Purchaser's name on Exhibit A at an exercise price of $.01 per share.
                         ---------

     2.   Closing Date; Delivery.
          ----------------------

          2.1. Closing Date.
               ------------

               (a)  Purchase and Sale. The closing of the purchase and sale of
                    -----------------
an aggregate of 637,790 Shares and of the issuance of the Warrants to purchase 306,097 shares of Class B Common Stock and 37,329 shares of Class A Common Stock shall be held at the offices of Gray Cary Ware & Freidenrich LLP at 10: 00 a.m. on February 9, 1998, or at such other time and place as the Company and the Purchasers may agree in writing.

               (b)  Closing. The closing referred to in Subsection (a) above is
                    -------
hereinafter referred to as the "Closing" and the date of the Closing is hereinafter referred to as the "Closing Date".

          2.2. Delivery.  Subject to the terms of this Agreement, at the Closing
               --------
the Company will deliver to each Purchaser a certificate representing the Shares to be purchased by and the Warrant to be issued to such Purchaser from the Company, against payment of the purchase price for the Shares by a check or checks payable to the order of the Company, or by wire transfer.

     3.   Representations and Warranties of the Company and Crane. The Company
          -------------------------------------------------------
and Crane hereby represent and warrant to Summit and Oster that except as set forth on a Schedule of Exceptions attached hereto as Exhibit C, which exceptions
                                                     ---------
shall be deemed to be representations and warranties as if made hereunder:

          3.1. Organization and Standing: Certificate and By-laws. The Company
               --------------------------------------------------
is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its businesses as now conducted and as proposed to be conducted. The Company is qualified or licensed to do business as a foreign corporation in all jurisdictions where such qualification or licensing is required, except where the failure to so qualify would not have a material adverse effect upon the Company. Complete copies of the Company's Restated Certificate of Incorporation (as defined in Section 3.5), By-laws, minutes and consents of stockholders and of the Board of Directors are available for inspection at the Company's offices and have been previously provided to special counsel for the Purchasers.

          3.2. Corporate Power. The Company has now, or will have at the Closing
               ---------------
Date, all requisite corporate power to enter into this Agreement, the Amended and Restated Investor Rights Agreement, in the form attached hereto as Exhibit D
                                                                       ---------
(the "Amended and Restated Investor Rights Agreement"), the Amended and Restated Right of First Refusal and Co-Sale Agreement attached hereto as Exhibit E (the
                                                                ---------
"Amended and Restated Right of First Refusal and Co-Sale Agreement"), and the Amended and Restated Voting Agreement attached hereto as Exhibit F (the "Amended
                                                         ---------
and Restated Voting Agreement") (together, the "Collateral Agreements") and to sell and issue the Shares and Warrants and the Warrant Shares upon exercise of the Warrants and to issue the Company's Class A Common Stock upon conversion of the Shares. This Agreement and each of the Collateral Agreements is a valid and binding obligation of the Company enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, moratorium, and other laws of general application affecting the enforcement of creditors' rights.

          3.3. Subsidiaries. The Company does not control, directly or
               ------------
indirectly, any other corporation, association or business entity.

          3.4. Capitalization. As of the Closing, and after giving effect to
               --------------
the transactions contemplated in this Agreement, the authorized capital stock of the Company is 25,000,000 shares of Common Stock of which 22,500,000 shares are designated as Class A Common Stock and 2,500,000 shares are designated as Class B Common Stock and 5,000,000 shares of preferred stock ("Preferred Stock") of which 4,270,336 shares are designated as Series A Preferred Stock and 637,790 shares are designated as Series B Preferred Stock. As of the Closing, and after giving effect to the transactions contemplated in this Agreement, there are issued and outstanding 4,773,860 shares of the Company's Class A Common Stock, no shares of the Company's Class B Common Stock, 4,270,336 shares of the Company's Series A Preferred Stock and 637,790 shares of the Company's Series B Preferred Stock. All issued and outstanding shares have been duly authorized and validly issued, are fully paid and nonassessable, and were issued in compliance with all applicable state and federal laws concerning the issuance of securities. As of the Closing, and after giving effect to the transactions contemplated in this Agreement, there are (i) 1,719,909 shares of Class B Common

Stock reserved for issuance to the Company's officers, directors, employees and consultants pursuant to Company compensation plans, of which 884,750 represent shares subject to currently outstanding options, and (ii) 899,034 shares of Class B Common Stock and 37,329 shares of Class A Common Stock reserved for issuance to holders of the Warrants upon exercise of the warrants. The Company has provided the Purchasers with a complete and accurate list, as of immediately prior to the Closing, of all holders of any and all rights, options, warrants or conversion rights to purchase or acquire from the Company any of its capital stock, along with the number of shares of capital stock issuable upon exercise of such rights. Except for such rights, there are no outstanding rights, options, warrants, conversion rights or agreements for the purchase or acquisition from the Company of any shares of its capital stock.

          3.5. Authorization.
               -------------

               (a)  Corporate Action. All corporate action on the part of the
                    ----------------
Company, its officers, directors and stockholders necessary for the sale and issuance of the Shares and Warrants pursuant hereto, the issuance of the Warrant Shares upon the exercise of the Warrants, the issuance of the Class A Common Stock issuable upon conversion of the Shares and the performance of the Company's obligations hereunder and under each of the Collateral Agreements has been taken or will be taken prior to the Closing. The Company has duly reserved an aggregate of 306,097 shares of Class B Common Stock and 37,329 shares of Class A Common Stock for issuance upon exercise of the Warrants, and 637,790 shares of Class A Common Stock for issuance upon conversion of the Shares.

               (b)  Valid Issuance. The Shares and Warrants, when issued in
                    --------------
compliance with the provisions of this Agreement, the Warrant Shares, when issued in accordance with the terms of the Warrants and each of the Collateral Agreements, and the shares of Class A Common Stock issued upon conversion of the Shares when issued in accordance with the provisions of the Company's Restated Certificate of Incorporation, will be validly issued, My paid and nonassessable and will be free of any liens or encumbrances other than those created by the Purchasers; provided, however, that all such shares may be subject to restrictions on transfer under state and/or federal securities laws as set forth herein, and as may be required by future changes in such laws. The rights, preferences, privileges and restrictions of the Series B Preferred Stock are as set forth in the Restated Certificate of Incorporation, the form of which is attached hereto as Exhibit G (the "Restated Certificate of Incorporation").
                   ---------

               (c)  No Preemptive Rights. No person has any right of first
                    --------------------
refusal or any preemptive rights in connection with the issuance of the Shares or Warrants, the issuance of the Warrant Shares upon exercise of the Warrants, the issuance of the Class A Common Stock upon conversion of the Shares or any future issuances of securities by the Company other than those held by the Purchasers or those contemplated by the Collateral Agreements.

          3.6. Patents, Trademarks, Etc. The Company owns and possesses or is
               ------------------------
licensed under all patents, patent applications, licenses, trademarks, trade names, brand names, inventions and copyrights employed in the operation of its business as now conducted and as proposed to be conducted, with no infringement of or conflict with the rights of others respecting any of the same. The operation of the Company's business as now conducted or as proposed to be conducted does not and will not infringe any patent or other proprietary rights of others respecting any of the same. The Company is not obligated to make any payments by way of royalties, fees or otherwise to any owner, licensor of, or other claimant to any patent, trademark, trade name, copyright or other intangible asset, with respect to the use thereof or in connection with the conduct of its business, or otherwise. The Company has not received any communications alleging that it has violated or, by conducting its business as proposed, would violate any of the patents, trademarks, service marks, trade names, copyrights or trade secrets or other proprietary rights of any other person or entity, nor is the Company aware of any basis for the foregoing.

          3.7. Compliance with Other Instruments, None Burdensome, Etc. The
               -------------------------------------------------------
Company is not in violation of any term of its Restated Certificate of Incorporation or By-laws, nor is the Company in violation of or in default in any material respect under the terms of any mortgage, indenture, contract, agreement, instrument, judgment or decree, the violation of which would have a material adverse effect on the Company as a whole, and is not in violation of any order, statute, rule or regulation applicable to the Company, the violation of which would have a material adverse effect on the Company. The execution, delivery and performance of and compliance with this Agreement and each of the Collateral Agreements, and the issuance and sale of the Shares and Warrants pursuant hereto or of the Warrant Shares pursuant to the terms of the Warrants, will not (a) result in any such violation, or (b) be in conflict with or constitute a default under any such term, or (c) result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of the Company pursuant to any such term. To the best knowledge of the Company, there is no such term which materially adversely affects, or in the future may materially adversely affect, the business, prospects, condition, affairs or operations of the Company or any of its properties or assets.

          3.8. Proprietary Agreements, Employees. Each employee of the Company
               ---------------------------------
has executed an agreement regarding confidentiality and proprietary information, the current form of which has been provided to special counsel to the Purchasers. The Company is not aware that any of its employees is in violation thereof and will use its best efforts to prevent any such violation. The Company is not aware that any of its employees is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with the use of his or her best efforts to promote the interests of the Company or that would conflict with the Company's business as conducted or as proposed to be conducted or that would prevent any such employee from assigning inventions to the Company. Neither the execution nor delivery of this Agreement or the Collateral Agreements, nor the carrying on of the Company's business as proposed, will, to the Company's knowledge, conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant or instrument under which any of such employees is now obligated. The Company does not believe that it is or will be necessary for the Company to utilize any inventions of any of its employees (or people it currently intends to hire) made prior to their employment by the Company.

          3.9. Litigation, Etc. There is no action, proceeding or investigation
               ---------------
pending against the Company or its officers, directors or stockholders, or to the best of the Company's knowledge, against employees or consultants of the Company (or, to the best of the Company's knowledge, any basis therefor or threat thereof): (1) which might result, either individually or in the aggregate, in (a) any material adverse change in the business, prospects, conditions, affairs or operations of the Company or in any of its properties or assets, or (b) any material impairment of the right or ability of the Company to carry on its business as now conducted or as proposed to be conducted, or (c) any material liability on the part of the Company; or (2) which questions the validity of this Agreement, the Collateral Agreements or any action taken or to be taken in connection herewith or thereunder, including in each case, without limitation, actions pending or threatened involving the prior employment of any of the Company's employees, the use in connection with the Company's business of any information or techniques allegedly proprietary to any of its former employees, or their obligations under any agreements with prior employers. The Company is not a party to or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by the Company currently pending or which the Company currently intends to initiate.

          3.10.  Governmental Consent, Etc. No consent. approval or
                 -------------------------------------
authorization of or designation, declaration or filing with any governmental authority on the part of the Company is required in connection with: (a) the valid execution and delivery of this Agreement or either of the Collateral Agreements; or (b) the offer, sale or issuance of the Shares and Warrants, the issuance of the Warrant Shares upon exercise of the Warrants, or the issuance of the shares of Common Stock issuable upon conversion of the Preferred Stock or
(c) the obtaining of the consents, permits and waivers specified in Subsection
5. I (b) hereof, except the filing of the Restated Articles and, if required, filings or qualifications under the California Corporate Securities Law of 1968, as amended (the "California Law"), or other applicable blue sky laws, which filings or qualifications, if required, will have been timely filed or obtained after the sale of the Shares and Warrants.

          3.11.  Offering. In reliance in part on the representations and
                 --------
warranties of the Purchasers in Section 4 hereof, the offer, sale and issuance of the Shares and Warrants in conformity with the terms of this Agreement will not result in a violation of the requirements of Section 5 of the Securities Act of 1933, as amended (the "Securities Act") or the qualification or registration requirements of the California Law or other applicable blue sky laws.

          3.12.  Taxes. The Company has filed all tax returns that are required
                 -----
to have been filed with appropriate federal, state, county and local governmental agencies or instrumentalities, except where the failure to do so would not have a material adverse effect upon the Company, taken as a whole. The Company has paid or established reserves for all income, franchise and other taxes, assessments, governmental charges, penalties, interest and fines due and payable by them on or before the Closing. There is no pending dispute with any taxing authority relating to any of such returns and the Company has no knowledge of any proposed liability for any tax to be imposed upon the properties or assets of the Company for which there is not an adequate reserve reflected in the Financial Statements (as defined below).

          3.13.  Title.  The Company owns its property and assets, including the
                 -----
properties and assets reflected in the Financial Statements, free and clear of all liens, mortgages, loans or encumbrances except liens for current taxes, and such encumbrances and liens which arise in the ordinary course of business and do not materially impair the Company's ownership or use of such property or assets. With respect to the property and assets leased by the Company, the

Company is in compliance with such leases and, to the best of the Company's knowledge, holds valid leasehold interests free and clear of any liens, claims or encumbrances.

          3.14.  Material Contracts and Commitments. All of the contracts,
                 ----------------------------------
mortgages, indentures, agreements, instruments and transactions to which the Company is a party or by which it is bound (including purchase orders to the Company or placed by the Company) which involve obligations of, or payments to, the Company in excess of Twenty-Five Thousand Dollars ($25,000), excluding subscription and license agreements entered into in the ordinary course of the Company's business, and all agreements between the Company and its stockholders, officers, directors, consultants and employees are either (i) attached as exhibits to this Agreement, or (ii) set forth on the list attached hereto as Exhibit H (the "Contracts"), copies of which have been delivered to special counsel to the Purchasers. All of the Contracts are valid, binding and in full force and effect and enforceable by the Company in accordance with their respective terms in ail material respects, subject to the effect of applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting enforcement of creditors' rights and rules or laws concerning equitable remedies. The Company is not in material default under any of such Contracts. To the best of the Company's knowledge, no other party to any of the Contracts is in material default thereunder.

          3.15.  Financial Statements. The Company has delivered to each
                 --------------------
Purchaser its audited balance sheets as of December 31, 1995 and December 31, 1996 and its unaudited balance sheet as of November 30, 1997 (the "Balance Sheets") and its audited consolidated income statements and cash flow statements for the years ended December 31, 1995 and December 31, 1996 and its unaudited consolidated income statement and cash flow statement for the eleven month period ended November 30, 1997 (the above financial statements are hereinafter collectively referred to as the "Financial Statements"). The Financial Statements are complete and correct in all material respects and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the relevant period. The Financial Statements accurately set out and describe the financial condition and operating results of the Company as of the date, and during the period, indicated therein. Except as set forth in the Financial Statements, the Company has no liabilities of any nature (matured or unmatured, fixed or contingent), other than (i) liabilities incurred in the ordinary course of business subsequent to November 30, 1997, except for the equipment leasing for an amount equal to $303,000 from Venture Lending & Leasing, Inc., and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in the Financial Statements, which, individually or in the aggregate, are not material to the financial condition or operating results of the Company. The Company maintains and will continue to maintain a standard system of accounting established and :administered in accordance with generally accepted accounting principles.

          3.16.  Absence of Changes. Since December 31, 1996: (a) the Company
                 ------------------
has not entered into any transaction which was not in the ordinary course of business, however, the Company notes that it did enter into an equipment leasing agreement with Venture Lending & Leasing, Inc. for $746,000, which agreement the Company considers to be in the ordinary course of business, (b) there has been no material adverse change in the condition (financial or otherwise) of the business, property, assets or liabilities of the Company other than changes in the ordinary course of its business, none of which, individually or in the aggregate, has been materially adverse, (c) there has been no damage to, destruction of or loss of physical property (whether or not covered by insurance) materially and adversely affecting the assets, prospects, financial condition, operating results, business or operations of the Company, (d) the Company has not declared or paid any dividend or made any distribution on its stock, or redeemed, purchased or otherwise acquired any of its stock, (e) the Company has not materially changed any compensation arrangement or agreement with any of its key employees or executive officers, or materially changed the rate of pay of its employees as a group, (f) the Company has not received notice that there has been a cancellation of an order for the Company's products or a loss of a customer of the Company, the cancellation or loss of which would materially adversely affect the business of the Company, (g) the Company has not changed or amended any material contract by which the Company or any of its assets are bound or subject, except as contemplated by this Agreement, (h) there has been no resignation or termination of employment of any key officer or employee of the Company and the Company does not know of any impending resignation or termination of employment of any such officer or employee that if consummated would have a material adverse effect on the business of the Company, (i) there has been no labor dispute involving the Company or its employees and none is pending or, to the best of the Company's knowledge, threatened, (j) there has been no change, except in the ordinary course of business, in the material contingent obligations of the Company (nor in any contingent obligation of the Company regarding any director, shareholder or key employee or officer of the Company) by way of guaranty, endorsement, indemnity, warranty or otherwise, (k) there have been no loans made by the Company to any of its employees, officers or directors other than travel advances and other advances made in the ordinary course of business, (1) there has been no waiver by the Company of a valuable right or of a material debt owing to it, (m) there has not been any satisfaction or discharge of any lien, claims or encumbrance or any payment of any obligation by the Company, except in the ordinary course of business and which is not material to the assets, properties, financial condition, operating results or business of the Company, and (n) to the best of the knowledge of the Company, there has been no other event or condition of any character pertaining to and materially adversely affecting the assets or business of the Company.

          3.17.  Outstanding Indebtedness. Except as disclosed in the Balance
                 ------------------------
Sheets, the Company has no indebtedness for borrowed money which it has directly or indirectly created, incurred, assumed or guaranteed, or with respect to which it has otherwise become liable, directly or indirectly.

          3.18.  Registration Rights. Other than as granted pursuant to the
                 -------------------
Amended and Restated Investor Rights Agreement and the Venture Lending and Leasing, Inc. warrant dated September 24, 1996, the Company has not granted or agreed to grant any rights to register, as that term is defined in the Amended and Restated Investor Rights Agreement, any of the Company's presently outstanding securities or any of its securities that may hereafter be issued.

          3.19.  Certain Transactions. Except the Company's leasing of space in
                 --------------------
the building currently occupied by the Company at 9888 Carroll Centre Road, San Diego, California from COMPS Plaza Associates, a California limited partnership, the Company is not indebted, directly or indirectly, to any of its officers, directors or stockholders or to their spouses or children, in any amount whatsoever; and none of said officers, directors or, to the best of the Company's knowledge, stockholders, or any member of their immediate families, are indebted to the Company or have any direct or indirect ownership interest in any firm or corporation with which the Company is affiliated or with which the Company has a business relationship (except as a holder of securities of a corporation whose securities are publicly traded and which is subject to the reporting requirements of the Securities Exchange Act of 1934, to the extent of owning not more than two percent (2%) of the issued and outstanding securities of such corporation). No such officer, director or stockholder, or any member of their immediate families, is, directly or indirectly, interested in any material contract with the Company. The Company is not guarantor or indemnitor of any indebtedness of any other person, firm or corporation.

          3.20.  Corporate Documents; Minute Books. Except for amendments
                 ---------------------------------
necessary to satisfy representations and warranties or conditions contained herein (the form of which amendments has been approved by the Purchaser), the Restated Certificate of Incorporation and By-laws of the Company are in the form previously provided to special counsel to the Purchaser. The minute books of the Company previously provided to special counsel to the Purchasers contain a complete summary of all meetings and corporate actions of directors and shareholders since the time of incorporation of the Company.

          3.21.  Employee Benefit Plans. With the exception of a 401(k) plan,
                 ----------------------
the Company does not have any "employee benefit plan" as defined in the Employee Retirement Income Security Act of 1974, as amended.

          3.22.  Real Property Holding Corporation. The Company is not a "real
                 ---------------------------------
property holding corporation" within the meaning of Section 897(c)(2) of the United States Internal Revenue Code of 1986, as amended.

          3.23.  Qualified Small Business. The Company is a "qualified small
                 ------------------------
business" within the meaning of Section 1202(d) of the Internal Revenue Code of 1986, as amended, as of the date of issuance of the Shares. The Company will use reasonable efforts to comply with the reporting and recordkeeping requirements of Section 1202 and any regulations promulgated thereunder if and for so long as it appears to the Company that the Purchasers may be able to obtain the benefits of Section 1202 and any such regulations.

          3.24.  Disclosure. No representation or warranty by the Company in
                 ----------
this Agreement, or in any document or certificate furnished or to be furnished to the Purchasers pursuant hereto or in connection with the transactions contemplated hereby, when taken together, contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements made herein and therein, in the light of the circumstances under which they were made, not misleading; provided, however, the with regard to the operating projections which have been delivered to the Purchaser, the Company represents only that such projections were prepared in good faith and that the Company reasonably believes there is a reasonable basis for such projections.

     4.   Representations and Warranties of Purchasers and Restrictions on
          ----------------------------------------------------------------
Transfer Imposed by the Securities Act.
--------------------------------------

          4.1. Representations and Warranties by the Purchaser. Each Purchaser
               -----------------------------------------------
represents and warrants to the Company as of the date hereof and as of the Closing Date as follows:

               (a)  Investment Intent. This Agreement is made with the
                    -----------------
Purchasers in reliance upon their representation to the Company, evidenced by each Purchaser's execution of this Agreement, that each Purchaser is acquiring the Shares and Warrants, and will acquire the Warrant Shares issuable upon exercise of the Warrants and the Class A Common Stock issuable upon conversion of Shares (collectively the "Securities") for investment for such Purchaser's own account, not as nominee or agent, for investment and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act and the California Law. Each Purchaser has the full right, power and authority to enter into and perform this Agreement and the Collateral Agreements and this Agreement and each of the Collateral Agreements constitute valid and binding obligations upon it.

               (b)  Shares Not Registered. Each Purchaser understands and
                    ---------------------
acknowledges that the offering of the Securities pursuant to this Agreement will not be registered under the Securities Act or qualified under the California Law on the grounds that the offering and sale of securities contemplated by this Agreement are exempt from registration under the Securities Act and exempt from qualification pursuant to Section 25102(f) of the California Law, and that the Company's reliance upon such exemptions is predicated upon such Purchaser's representations set forth in this Agreement.

               (c)  No Transfer. Each Purchaser covenants that in no event will
                    -----------
such Purchaser dispose of any of the Securities (other than in conjunction with an effective registration statement for the Securities under the Securities Act or in compliance with Rule 144 promulgated under the Securities Act) unless and until (i) such Purchaser shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition, and (ii) if reasonably requested by the Company, such Purchaser shall have furnished the Company with an opinion of counsel satisfactory in form and substance to the Company to the effect that (x) such disposition will not require registration under the Securities Act and (y) appropriate action necessary for compliance with the Securities Act, the California Law and any other applicable state, local or foreign law has been taken. It is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144, other than opinions with regard to sales under Rule 144(k) as stated in Section 4.3 of this Agreement.

               (d)  Permitted Transfers. Notwithstanding the provisions of
                    -------------------
Subsection (c) above, no registration statement or opinion of counsel shall be necessary for a transfer by a Purchaser which is a partnership to a partner of such partnership or a former partner of such partnership who leaves such partnership after the date hereof, or to the estate of any such partner or former partner or the transfer by gift, will or intestate succession of any partner to his spouse or lineal descendants or ancestors, if the transferee agrees in writing to be bound by the terms of this Agreement to the same extent as if he were an original Purchaser hereunder.

               (e)  Knowledge and Experience. Each Purchaser represents that it
                    ------------------------
(i) has such knowledge and experience In financial and business matters as to be capable of evaluating the merits and risks of such Purchaser's prospective investment in the Securities; (ii) has the ability to bear the economic risks of such Purchaser's prospective investment; (iii) has been furnished with and has had access to such information as such Purchaser has considered necessary to make a determination as to the purchase of the Securities; (iv) has had all questions which have been asked by such Purchaser satisfactorily answered by the Company; and (v) has not been offered the Securities by any form of advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any such media.

               (f)  Accredited Investor. Each Purchaser is an "accredited
                    -------------------
investor" within the meaning of Securities and Exchange Commission ("SEC") Rule 501 of D, as presently in effect.

               (g)  Not Organized to Purchase. The Purchaser has not been
                    -------------------------
organized for the purpose of purchasing the Securities.

               (h)  Holding Requirements. Each Purchaser understands that if the
                    --------------------
Company does not (i) register its Common Stock with the SEC pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), (ii) become subject to Section 15(d) of the Exchange Act, (iii) supply information pursuant to Rule 15c2-11 thereunder, or (iv) have a registration statement covering the Securities (or a filing pursuant to the exemption from registration under Regulation A of the Securities Act covering the Securities) under the Securities Act in effect when it desires to sell the Securities, such Purchaser may be required to hold the Securities for an indeterminate period. Each Purchaser also understands that any sale of the Securities that might be made by such Purchaser in reliance upon Rule 144 under the Securities Act may be made only in limited amounts in accordance with the terms and conditions of that rule.

               (i)  Legends. Each certificate representing the Securities may be
                    -------
endorsed with the following legends:

                    (i)  Federal Legend. THE SECURITIES REPRESENTED BY THIS
                         --------------
CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") AND ARE "RESTRICTED SECURITIES" AS DEFINED IN RULE 144 PROMULGATED UNDER THE ACT. THE SECURITIES MAY NOT BE SOLD OR OFFERED FOR SALE OR OTHERWISE DISTRIBUTED EXCEPT (i) IN CONJUNCTION WITH AN EFFECTIVE REGISTRATION STATEMENT FOR THE SHARES UNDER THE ACT OR (ii) IN COMPLIANCE WITH RULE 144, OR
(iii) PURSUANT TO AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION OR COMPLIANCE IS NOT REQUIRED AS TO SAID SALE, OFFER OR DISTRIBUTION.

                    (ii) Other Legends. Any other legends required by the Law or
                         -------------
other applicable state blue sky laws.

The Company need not register a transfer of legended Securities, and may also instruct its transfer agent not to register the transfer of the Securities, unless the conditions specified in each of the foregoing legends are satisfied.

          4.2.  Removal of Legend and Transfer Restrictions. Any legend endorsed
                -------------------------------------------
on a certificate pursuant to Subsection 4.2(a) and the stop transfer instructions with respect to such legended Securities shall be removed, and the Company shall issue a certificate without such legend to the holder of such Securities if such Securities are registered under the Securities Act and a prospectus meeting the requirements of Section 10 of the Securities Act is available or if such holder satisfies the requirements of Rule 144(k) and, where reasonably deemed necessary by the Company, provides the Company with an opinion of counsel for such holder of the Securities, reasonably satisfactory to the Company, to the effect that (i) such holder, meets the requirements of Rule 144(k) or (ii) a public sale, transfer or assignment of such Securities may be made without registration.

          4.3.  Rule 144. Each Purchaser is aware of the adoption of Rule 144 by
                --------
the SEC promulgated under the Securities Act, which permits limited public resales of securities acquired in a nonpublic offering, subject to the satisfaction of certain conditions. Each Purchaser understands that under Rule 144, the conditions include, among other things: the availability of certain current public information about the issuer and the resale occurring not less than two years after the party has purchased and paid for the securities to be sold.

     5.   Conditions to Closing.
          ---------------------

          5.1.  Conditions to Purchasers' Obligations. The obligation of each
                -------------------------------------
Purchaser to purchase the Shares at the Closing is subject to the fulfillment to its satisfaction, on or prior to the Closing Date, of the following conditions, any of which may be waived in accordance with the provisions of Subsection 8.1 hereof:

                (a)  Representations and Warranties Correct; Performance of
                     ------------------------------------------------------
Obligations. The representations and warranties made by the Company in Section 3
-----------
hereof shall be true and correct when made, and shall be true and correct in all material respects on the Closing Date with the same force and effect as if they had been made on and as of said date. The Company's business and assets shall not have been adversely affected in any material way prior to the Closing Date. The Company shall have performed in all material respects all obligations and conditions herein required to be performed or observed by it on or prior to the Closing Date.

                (b)  Consents and Waivers. The Company shall have obtained in a
                     --------------------
timely fashion any and all consents, permits and waivers necessary or appropriate for consummation of the transactions contemplated by this Agreement.

                (c)  Filing of the Restated Certificate of Incorporation. The
                     ---------------------------------------------------
Restated Certificate of Incorporation shall have been filed with the Delaware Secretary of State.

                (d)  Amended and Restated Investor Rights Agreement. The Company
                     ----------------------------------------------
and each Purchaser shall have executed and delivered the Amended and Restated Investor Rights Agreement in the form attached as Exhibit D hereto.
                                                  ---------

                (e)  Amended and Restated Right of First Refusal and Co-Sale
                     -------------------------------------------------------
Agreement. The Company, the Purchasers and the Stockholders shall have executed
---------
and delivered the Amended and Restated Right of First Refusal and Co-Sale Agreement in the form attached as Exhibit E hereto.
                                  ---------

                (f)  Amended and Restated Voting Agreement. The Purchasers and
                     -------------------------------------
the Company shall have executed and delivered the Amended and Restated Voting Agreement in the form attached as Exhibit F.
                                  ---------

                (g)  Compliance Certificate. The Company shall have delivered a
                     ----------------------
Certificate, executed by the President of the Company, dated the Closing Date, certifying to the fulfillment of the conditions specified in Subsections (a),
(b) and (c) of this section 5. 1.

                (h)  Opinion of Counsel. The Purchasers shall have received an
                     ------------------
opinion from the Company's counsel in substantially the form attached hereto as
Exhibit I.
---------

          5.2.  Conditions to Obligations of the Company. The Company's
                ----------------------------------------
obligation to sell and issue the Shares and Warrants at the Closing is subject to the fulfillment to the satisfaction of the Company on or prior to the Closing Date of the following conditions, any of which may be waived by the Company:

                (a)  Representations and Warranties Correct. The representations
                     --------------------------------------
and warranties made by each Purchaser in Section 4 hereof shall be true and correct when made, and shall be true and correct on the Closing Date with the same force and effect as if they had been made on and as of said date.


                (b)  Conditions Fulfilled. The conditions set forth in
                     --------------------
Subsections (b) and (c) of Section 5.1 shall have been fulfilled.

     6.  Covenants of the Company.  The Company hereby covenants and agrees as
         ------------------------
follows:

         6.1.  Financial Information. Until the first to occur of (a) the date
               --------------------
on which the Company is required to file a report with the SEC pursuant to
Section 13(a) of the Exchange Act, by reason of the Company having registered any of its securities pursuant to Section 12(g) of the Exchange Act or (b) quotations for the Common Stock of the Company are reported by the automated quotations system operated by the National Association of Securities Dealers, Inc. or by an equivalent quotations system or (c) shares of the Common Stock of the Company are listed on a national securities exchange registered under
Section 6 of the Exchange Act, the Company will furnish to each Purchaser:

               (a) as soon as practicable after the end of each fiscal year, and in any event within 150 days thereafter, consolidated balance sheets of the Company and its subsidiaries, if any, as at the end of such fiscal year, and consolidated statements of operations and consolidated statements of cash flow of the Company and its subsidiaries, if any, for such year, prepared in accordance with generally accepted accounting principles, all in reasonable detail and certified by a "Big Six" accounting firm selected by the Board of Directors, and

                (b) as soon as practicable after the end of each month, and in any event within 30 days thereafter, consolidated balance sheets of the Company and its subsidiaries, if any, as of the end of such month, and consolidated statements of income and consolidated cash flow statements, for such month and for the current fiscal year to date, prepared in accordance with generally accepted accounting principles (except for required footnotes), all in reasonable detail and signed, subject to changes resulting from year-end audit adjustments, by the principal financial officer or chief executive officer of the Company, and


                (c) as soon as practicable after its adoption or approval by the Company's Board of Directors, but not later than the commencement of such fiscal year, an annual budget and operating plan for each fiscal year which shall include monthly capital and operating expense budgets, cash flow statements, projected balance sheets and profit and loss projections for each such month and for the end of the year, itemized in such detail as the Board of Directors may reasonably determine.

     Each Purchaser agrees not to disclose the information provided it pursuant to this Section to any person, real or legal, except as provided or authorized herein. The Purchasers may disclose such information to persons who have a need to know, such as limited partners, directors, trustees, management employees, witnesses, experts, investors, attorneys, lenders, and insurers.
Notwithstanding the foregoing, the Purchasers may disclose such information pursuant to the requirement of a governmental agency or operation of law, provided that the Purchasers are obligated to use reasonable efforts to prevent disclosure under such circumstances

          6.2.  Conflicts of Interests. The Company shall use its best efforts
                ----------------------
to ensure that the Company's employees, during the term of their employment with the Company, do not engage in activities which would result in a conflict of interest with the Company. The Company's obligations hereunder include, but are not limited to, requiring that the Company's fulltime employees devote their primary productive time, ability and attention to the business of the Company (provided, however, the Company's employees may engage in other professional activity if such activity does not materially interfere with their obligations to the Company), requiring that the Company's employees enter into agreements regarding proprietary information and confidentiality and preventing the Company's employees from engaging or participating in any business that is in competition with the business of the Company while employed by the Company.

          6.3.  Proprietary Agreements. The Company will use its best efforts to
                ----------------------
prevent any employee from violating the confidentiality and proprietary information agreement entered into between the Company and each of its employees.

          6.4.  Future Stock Issuances. The Company will not issue any shares of
                ----------------------
Common Stock (or grant any options, warrants or other rights to purchase the same) to any employee, officer, director, consultant or equipment lessor (i) except pursuant to written agreements which provide for vesting over a period of at least forty-eight (48) months (with the initial vesting date to occur at least after twelve (12) months) and a right of first refusal in favor of the Company in the event of any proposed transfer, or (ii) if such issuance or grant causes the aggregate number of shares of Common Stock issued and granted to the Company's employees, officers, directors, consultants or equipment lessors to exceed 1,719,909; provided further that no
                  ----------------
more than 225,000 shares of Common Stock (or options, warrants or other rights to purchase the same) may be granted to employees, officers, directors or consultants or equipment lessors of the Company who are employed, elected or retained by the Company as of the date of this Agreement, unless such issuance or grant is approved by the Purchasers holding a majority of the Shares.

          6.5.  Use of Proceeds. The proceeds shall be used for working capital
                ---------------
purposes.


          6.6.  Inspection Rights. Each Purchaser shall have the right to visit
                -----------------
and inspect any of the properties of the Company or any of its subsidiaries, and to discuss the affairs, finances and accounts of the Company or any of its subsidiaries with its officers, all at such reasonable times and as often as may be reasonably requested; provided, however, that the Company shall not be obligated under this Section 6.6 with respect to a competitor of the Company or with respect to information which the Board of Directors determines in good faith is confidential and should not, therefore be disclosed.

          6.7.  Reservation of Common Stock. The Company will at all times
                ---------------------------
reserve and keep available, solely for issuance and delivery upon the conversion of the Shares and exercise of the Warrants, all Class A and Class B Common Stock issuable from time to time upon such conversion or exercise.

          6.8.  Dealings with Affiliates and Others. Except the Company's
                -----------------------------------
leasing of space in the building currently occupied by the Company at 9888 Carroll Centre Road, San Diego, California from COMPS Plaza Associates, a California limited partnership, the Company will not enter into any transaction including, without limitation, any loans or extensions of credit or royalty agreements, with any officer or director of the Company or any subsidiary or holder of any class of capital stock of the Company, or any member of their respective immediate families or any corporation or other entity directly or indirectly controlled by one or more of such officers, directors or stockholders or members of their immediate families (other than any such transactions in the ordinary course of business which are in an amount not in excess of $25,000) unless such transaction is approved in advance by a majority of the members of the Board of Directors who are disinterested with respect to that transaction.

          6.9.  Termination of Covenants. All covenants of the Company contained
                ------------------------
in Section 6 of this Agreement shall expire and terminate as to each Purchaser after the time of effectiveness of the Company's first underwritten public offering registered under the Securities Act.

     7.   Dispute Resolution.
          ------------------

          7.1. Arbitration. The parties acknowledge and agree that time is of the essence in resolving any dispute that may arise in connection with this Agreement. Except as set forth herein, any controversy or claim arising out of or relating to this Agreement, or the breach thereof, that cannot be resolved between the parties in a timely manner shall be settled by binding arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association ("AAA"). The expenses of the arbitration, including the arbitrator's fees, expert witness fees, and attorney's fees, may be awarded to the prevailing party, in the discretion of the arbitrator, or may be apportioned between the parties in any manner deemed appropriate by the arbitrator. Unless and until the arbitrator decides that one party is to pay for all (or a share) of such expenses, the Company shall pay all reasonable expenses, including legal and accounting fees and costs arising in connection with enforcement of this Agreement or the Collateral Agreements. The parties shall keep confidential the decision of the arbitrator. Notwithstanding the foregoing the parties may disclose information about such decision to persons who have a need to know, such as limited partners, directors, trustees, management employees, witnesses, experts, investors, attorneys, lenders, insurers, and others who may be affected. Additionally, if a party has stock which is publicly traded, the party may make such disclosures as are required by applicable securities laws. Once the arbitration award has become final, if the arbitration award is not promptly satisfied, then these confidentiality provisions shall no longer be applicable.

          7.2.  Specific Performance. Notwithstanding Section 7.1 hereof, the
                --------------------
parties will be entitled to enforce their rights under this Agreement specifically (without posting a bond or other security). The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and any party may in its sole discretion apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive relief in order to enforce or prevent any violation of the provisions of this Agreement.

     8.   Miscellaneous.
          -------------

          8.1.  Waivers and Amendments. With the written consent of the Company
                ----------------------
and the record holders of at least a majority of the Shares, the obligations of the Company and Purchasers under this Agreement may be waived or amended (either generally or in a particular instance). Upon the effectuation of each such waiver or amendment, the Company shall promptly give written notice thereof to the record holders of the Shares who have not previously consented thereto in writing. Except to the extent provided in this Subsection 8.1, this Agreement or any provision hereof may be amended, waived, discharged or terminated only by a statement in writing signed by the party against which enforcement of the amendment, waiver, discharge or termination is sought.

          8.2.  Governing Law. This Agreement shall be governed in all respects
                -------------
by the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within California.

          8.3.  Survival.  The representations, warranties, covenants and
                --------
agreements made herein shall survive the Closing, notwithstanding any investigation made by the Purchaser. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of the Company pursuant hereto or in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by the Company hereunder as of the date of such certificate or instrument.

          8.4.  Successors and Assigns. Except as otherwise expressly provided
                ----------------------
herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

          8.5.  Entire Agreement. This Agreement and the Collateral Agreements
                ----------------
and other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof and they supersede, merge and render void every other prior written and/or oral understanding or agreement among or between the parties hereto.

          8.6.  Notices, Etc. All notices and other communications required or
                ------------
permitted hereunder shall be in writing and shall be delivered personally, mailed by first class mail, postage prepaid, or delivered by courier or overnight delivery, addressed (a) if to a Purchaser, at such Purchaser's address set forth in the Schedule of Purchasers, or at such other address as such Purchaser shall have furnished to the Company in writing or (b) if to the Company, at its address set forth at the beginning of this Agreement, or at such other address as the Company shall have furnished to each Purchaser in writing. Notices that are mailed shall be deemed received five (5) days after deposit in the United States mail.

          8.7.  Severability. In case any provision of this Agreement shall be
                ------------
found by a court of law to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby.

          8.8.  Finder's Fees and Other Fees.
                ----------------------------

                (a) The Company (i) represents and warrants that it has retained no finder or broker in connection with the transactions contemplated by this Agreement and, (ii) hereby agrees to indemnify and to hold Purchasers harmless from and against any liability for commission or compensation in the nature of a finder's fee to any broker or other person or firm (and the costs and expenses of defending against such liability or asserted liability) for which the Company, or any of its employees or representatives, is responsible.

                (b) Each Purchaser (i) represents and warrants that it has retained no finder or broker in connection with the transactions contemplated by this Agreement and (ii) hereby agrees to indemnify and to hold the Company harmless from and against any liability for any commission or compensation in the nature of a finder's fee to any broker or other person or firm (and the costs and expenses of defending against such liability or asserted liability) for which Purchaser, or any of its employees or representatives, are responsible.


          8.9.  Expenses.  The Company and the Purchasers shall each bear their
                --------
own expenses and legal fees in connection with the consummation of this transaction; provided, however, that the Company will pay the reasonable fees of one special counsel for the Purchaser, together with disbursements and expenses incurred by special counsel in connection with all transactions leading up to and including the Closing. Upon and following the Closing, and subject to the provisions of Section 7 hereof, the Company shall pay all reasonable expenses, including legal and accounting fees and costs arising in connection with enforcement of this Agreement or the Collateral Agreements.

          8.10. Titles and Subtitles. The titles of the sections and
                --------------------
subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

          8.11. Counterparts.  This Agreement may be executed in any number of
                ------------
counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

          8.12. Delays or Omissions. No delay or omission to exercise any right,
                -------------------
power or remedy accruing to the Company or to any holder of any securities issued or to be issued hereunder shall impair any such right, power or remedy of the Company or such holder, nor shall it be construed to be a waiver of any breach or default under this Agreement, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any delay or omission to exercise any right, power or remedy or any waiver of any single breach or default be deemed a waiver of any other right, power or remedy or breach or default theretofore or thereafter occurring. All remedies, either under this Agreement, or by law otherwise afforded to the Company or any holder, shall be cumulative and not alternative.

          8.13. Publicity. The Company and each of the Purchasers agree that
                ---------
they will not issue any press release or other public announcement regarding the execution of this Agreement and the closing of the transactions contemplated hereunder, without the prior written consent of the other parties to this Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                 COMPS INFOSYSTEMS, INC.

                                 By: /s/ Christopher A. Crane
                                     -------------------------------------
                                     Christopher A. Crane
                                     President

                                 SUMMIT VENTURES III, L.P.

                                 By:  Summit Partners III L.P.,
                                      its General Partner

                                 By:  Stamps, Woodsum & Co., III
                                      its General Partner

                                 By:  /s/ Gregory M. Avis
                                      ------------------------------------
                                      Gregory M. Avis, General Partner

                                 SUMMIT INVESTORS II, L.P.

                                 By:  /s/ Gregory M. Avis
                                      ------------------------------------
                                      Gregory M. Avis, General Partner

                                 Christopher A. Crane


                                   /s/ Christopher A. Crane
                                 -----------------------------------------
                                   Christopher A. Crane


                                 Merrill Oster


                                   /s/ Merrill Oster
                                 -----------------------------------------
                                   Merrill Oster

                                   EXHIBIT A

                            Schedule of Purchasers

                                      Series B Preferred     Shares Subject to
                                      ------------------     -----------------
                                             Stock               Warrants            Purchase Price
                                             -----               --------            --------------
Summit Ventures III, L.P.                   543,508          292,658 shares of       $     980,000
499 Hamilton Ave., Suite 200                                 Class B (non-voting)
Palo Alto, CA 94301                                          Common Stock
Attention: Greg Avis
--------------------

Summit Investors II, L.P.                    11,092          5,973 shares of         $      20,000
499 Hamilton Ave., Suite 200                                 Class B (non-voting)
Palo Alto, CA 94301                                          Common Stock
Attention: Greg Avis
--------------------

Christopher A. Crane                         69,325          37,329 shares of        $     125,000
c/o COMPS InfoSystems, Inc.                                  Class A (voting)
9888 Carroll Centre Rd., Suite 100                           Common Stock
San Diego, CA 92126-4581


Merrill Oster                                13,865          7,466 shares of         $      25,000
c/o COMPS InfoSystems, Inc.                                  Class B (non-voting)
9888 Carroll Centre Rd., Suite 100                           Common Stock
San Diego, CA 92126-4581


       Totals:                              637,790                                  $1,150,000.00

                                  EXHIBIT B-1

                         Form of Summit/Oster Warrant

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") AND ARE "RESTRICTED SECURITIES" AS DEFINED IN RULE 144 PROMULGATED UNDER THE ACT. THE SECURITIES MAY NOT BE SOLD OR OFFERED FOR SALE OR OTHERWISE DISTRIBUTED EXCEPT (i) IN CONJUNCTION WITH AN EFFECTIVE REGISTRATION STATEMENT FOR THE SHARES UNDER THE ACT OR (ii) IN COMPLIANCE WITH RULE 144; OR (iii) PURSUANT TO AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION OR COMPLIANCE IS NOT REQUIRED AS TO SAID SALE, OFFER OR DISTRIBUTION.

                                                                 Warrant No. W-5

                         CLASS B COMMON STOCK WARRANT

                                      OF

                            COMPS INFOSYSTEMS, INC.
                            -----------------------

     THIS CERTIFIES THAT, for value received, Summit Ventures III, L.P. (the "Holder") is entitled to subscribe for and to purchase from COMPS INFOSYSTEMS, INC., a Delaware corporation (the "Company"), 292,658 shares of the non-voting Class B Common Stock of the Company, at the price per share set forth in Section 1 hereof, payable in cash or check (such price being referred to herein as the "Exercise Price" and subject to adjustment as set forth Section 2 below), at any time or from time to time following the occurrence of any of the events described in Section 3 hereof and during the term as set forth below.

     1.   Exercise Price.  The Exercise Price shall be $.01 per share.
          --------------

     2.   Adjustments for Subdivisions, Dividends, Combinations or
          --------------------------------------------------------
Consolidation of Common Stock.
-----------------------------

          a.   Subdivisions, Dividends. Consolidations.  In the event (i) the
               ---------------------------------------
outstanding shares of the Class B Common Stock shall be increased (by stock split, stock dividend or otherwise), into a greater number of shares of Class B Common Stock, the Exercise Price then in effect shall, concurrently with the effectiveness of such increase, be proportionately decreased; and (ii) the outstanding shares of Class B Common Stock shall be decreased, by reclassification or otherwise, into a lesser number of shares of Class B Common Stock, the Exercise Price then in effect shall, concurrently with the effectiveness of such decrease, be proportionately increased. In the event that the Exercise Price is adjusted pursuant to this Subsection, the number of shares of Class B Common Stock issuable pursuant to this Warrant shall be increased or decreased to a number determined by multiplying (1) the number of shares of Class B Common Stock issuable pursuant to this Warrant immediately prior to the adjustment by (2) a fraction, the numerator of which shall equal the Exercise Price in effect immediately prior to the adjustment and the denominator of which shall equal the Exercise Price in effect immediately after the adjustment.

          b.   Reclassification, Reorganization and Consolidation  In case of
               --------------------------------------------------
any reclassification, capital reorganization or change in the Class B Common Stock of the Company (other than as a result of a subdivision, combination or stock dividend provided for in Section

2(a) above), then, as a condition of such reclassification, reorganization or change, lawful provision shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to the holder of this Warrant, so that the holder of this Warrant shall have the right, commencing upon the times set forth in Section 3, and prior to the expiration of this Warrant, to purchase, at a total price equal to that payable upon the exercise of this Warrant, the kind and amount of shares of stock and other securities and property receivable in connection with such reclassification, reorganization or change by a holder of the same number of shares of Class B Common Stock as were subject to this Warrant immediately prior to such reclassification, reorganization or change. In any such case appropriate provisions shall be made with respect to the rights and interests of the holder of this Warrant so that the provisions hereof shall thereafter be applicable with respect to any shares of stock or other securities and property deliverable upon exercise hereof, and appropriate adjustments shall be made to the purchase price per share payable hereunder, provided the aggregate purchase price shall remain the same.

          c.   Conversion of Class B Common Stock.  If at any time prior to the
               ----------------------------------
expiration of this Warrant, all of the Company's then outstanding Class B Common Stock is converted into shares of the Company's Class A Common Stock, then this Warrant shall immediately become exercisable for that number of shares of Class A Common Stock receivable upon conversion by a holder of the same number of shares of Class B Common Stock as were subject to this Warrant immediately prior to such conversion, and the Exercise Price shall be immediately adjusted to equal the quotient obtained by dividing (x) the aggregate Exercise Price of the maximum number of shares of Class B Common Stock for which this Warrant was exercisable immediately prior to such conversion, by (y) the number of shares of Class A Common Stock for which this Warrant is exercisable immediately after such conversion. After any such conversion, all references herein to Class B Common Stock shall be deemed to be references to Common Stock.

          d.   Notice of Adjustment.  When any adjustment is required to be
               --------------------
made in the number or kind of shares purchasable upon exercise of the Warrant, or in the Exercise Price, the Company shall promptly notify the Holder of such event and of the number of shares of Common Stock or other securities or property thereafter purchasable upon exercise of the Warrant.

     3.   Exercise of Warrant.  This Warrant may be exercised in whole or in
          -------------------
part, commencing (i) one day prior to the earlier of the closing or the effective time of a "Liquidity Event," as defined herein; or, (ii) if earlier, October 14, 2001, by the surrender of this Warrant and payment to the Company by cash or check of the Exercise Price for all of the Shares purchased. The Company shall, within ten (10) days after such delivery, (a) prepare and issue a certificate for the Shares purchased in the name of the Holder of this Warrant, or as such Holder may direct (subject to the restrictions upon transfer contained herein and upon payment by such Holder hereof of any applicable transfer taxes) and (b) prepare and issue a new warrant of like terms if this Warrant is exercised for less than all of the Shares subject hereto. "Liquidity Event" shall mean (i) an acquisition, consolidation or merger of the Company with or into any other corporation or corporations unless the stockholders of the Company prior to such transaction directly or indirectly own more than fifty percent (50%) of the voting stock of the surviving or acquiring corporation or corporations; (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company to a person other than a corporation or partnership controlled by the Company or its stockholders; (iii) the effectuation by the Company of a transaction or series of related transactions in which more than fifty percent (50%) of the outstanding voting power of the Company prior to such transaction or series of related transactions, is disposed of; and (iv) the closing of the sale of the Company's securities pursuant to an underwritten public offering.

          a.   Net Issue Exercise.  Notwithstanding any provisions herein to the
               ------------------
contrary, in lieu of exercising this Warrant for cash, the Holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with a properly endorsed notice of exercise and notice of such election in which event the Company shall issue to the Holder a number of shares of Class B Common Stock computed using the following formula:

                              Y(A-B)
                              ------
                          X =   A

Where X =      the number of shares of Class B Common Stock to be issued to the
               Holder,

      Y = the number of shares of Class B Common Stock purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being canceled (at the date of such calculation),

      A = the fair market value of one share of the Company's Class A Common Stock (at the date of such calculation), and

      B =      the Exercise Price (as adjusted to the date of such calculation).

     For purposes of the above calculation, fair market value of one share of Class A Common Stock shall be determined by the Company's Board of Directors in good faith; provided, however, that where there exists a public market for the Company's Class A Common Stock at the time of such exercise, fair market value shall mean the average over the preceding twenty (20) trading days (or such fewer number of days as such public market has existed) of the mean of the high closing bid and asked prices on the over-the-counter market as reported by Nasdaq, or if then traded on a national securities exchange or the Nasdaq National Market, the average over the preceding twenty (20) trading days (or such fewer number of days as the Class A Common Stock has been so traded) of the mean of the high and low prices on the principal national securities exchange or the National Market on which it is so traded. Notwithstanding the foregoing, in the event the Warrant is exercised in connection with the Company's initial public offering of Common Stock, the fair market value per share shall be the per share offering price to the public of the Company's initial public offering.

     4.   Term of Warrant.  This Warrant expires and shall no
          ---------------
longer be exercisable as of 11:59 p.m. Pacific standard time, February 6, 2008, and shall be void thereafter.

     5.   Conditions to Exercise of Warrant or Transfer of the Shares.  It
          -----------------------------------------------------------
shall be a condition to any exercise of this Warrant that the Company shall have received, at the time of is such exercise, a representation in writing that the Shares being issued upon such exercise are being acquired for investment and not with a view to any sale or distribution thereof, or a statement of the pertinent facts covering any proposed distribution thereof. It shall be a condition to any transfer of any or all of the Shares issued upon exercise of this Warrant, other than a transfer registered under the Securities Act of 1933, as amended (the "Act"), that the Company shall have received a legal opinion, in form and substance reasonably satisfactory to the Company and its counsel, reciting the pertinent circumstances surrounding the proposed transfer and stating that such transfer is exempt from the prospectus and the registration requirement of the Act. Each certificate evidencing the Shares issued upon exercise of this Warrant, or upon any transfer of such shares (other than a transfer registered under the Act or any subsequent transfer of shares so registered) shall, at the option of the Company, contain a legend, in form and substance satisfactory to the Company and its counsel, restricting the transfer of such shares to sales or other dispositions exempt from the requirements of the Act. It is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144, other than opinions with regard to sales under Rule 144(k).

     6.   Fractional Shares.  This Warrant shall in no event be exercisable for
          -----------------
fractional shares, and in lieu thereof, the number of shares which would otherwise be purchased under this Warrant shall be rounded up to the nearest whole share of Common Stock.

     7.   Miscellaneous.
          -------------

          a. The Company covenants that it will at all times reserve and keep available, solely for the purpose of issuance upon the exercise hereof, a sufficient number of shares of Class A or Class B Common Stock, as applicable, to permit the exercise hereof in full. Such shares when issued in compliance with the provisions of this Warrant and the Certificate of Incorporation, as amended, will be duly authorized, validly issued, fully paid and nonassessable.

          b. The terms of this Warrant shall be binding upon and shall inure to the benefit of any successors or assigns of the Holder hereof and of the Shares issued or issuable upon the exercise hereto.

          c. The Holder, as such, shall not be entitled to vote or receive dividends or be deemed to be a shareholder of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the Holder, as such, any rights of a shareholder of the Company or any right to vote, give or withhold consent to any corporate action, receive notice of meetings, receive dividends or subscription rights, or otherwise.

          d. Receipt of this Warrant by the Holder shall constitute acceptance of and agreement to the foregoing terms and conditions.

          e. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like date and tenor.

          f. This Warrant shall be governed by the internal laws of the State of California.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.

Dated: February  __ 1998

                              COMPS INFOSYSTEMS, INC.

                              By:  ____________________________
                                   Christopher A. Crane
                                   President

                                  EXHIBIT B-2

                             Form of Crane Warrant

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") AND ARE "RESTRICTED SECURITIES" AS DEFINED IN RULE 144 PROMULGATED UNDER THE ACT. THE SECURITIES MAY NOT BE SOLD OR OFFERED FOR SALE OR OTHERWISE DISTRIBUTED EXCEPT (i) IN CONJUNCTION WITH AN EFFECTIVE REGISTRATION STATEMENT FOR THE SHARES UNDER THE ACT OR (ii) IN COMPLIANCE WITH RULE 144, OR (iii) PURSUANT TO AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION OR COMPLIANCE IS NOT REQUIRED AS TO SAID SALE, OFFER OR DISTRIBUTION.

                                                                Warrant No. W-A1

                         CLASS A COMMON STOCK WARRANT

                                      OF

                            COMPS INFOSYSTEMS, INC.
                            -----------------------

     THIS CERTIFIES THAT, for value received, Christopher A. Crane (the "Holder") is entitled to subscribe for and to purchase from COMPS INFOSYSTEMS INC., a Delaware corporation (the "Company"), 37,329 shares of the voting Class A Common Stock of the Company, at the price per share set forth in Section 1 hereof payable in cash or check (such price being referred to herein as the "Exercise Price" and subject to adjustment as set forth Section 2 below), at any time or from time to time following the date hereof and during the term as set forth below.

     1.   Exercise Price.  The Exercise Price shall be $.01 per share.
          --------------

     2.   Adjustments for Subdivisions, Dividends, Combinations or Consolidation
          ----------------------------------------------------------------------
of Common Stock.
---------------

          a.   Subdivisions, Dividends, Consolidations.  In the event (i) the
               ---------------------------------------
outstanding shares of the Class A Common Stock shall be increased (by stock split, stock dividend or otherwise), into a greater number of shares of Class A Common Stock, the Exercise Price then in effect shall, concurrently with the effectiveness of such increase, be proportionately decreased, and (ii) the outstanding shares of Class A Common Stock shall be decreased, by reclassification or otherwise, into a lesser number of shares of Class A Common Stock, the Exercise Price then in effect shall concurrently with the effectiveness of such decrease, be proportionately increased. In the event that the Exercise Price is adjusted pursuant to this Subsection, the number of shares of Class A Common Stock issuable pursuant to this Warrant shall be increased or decreased to a number determined by multiplying (1) the number of shares of Class A Common Stock issuable pursuant to this Warrant immediately prior to the adjustment by (2) a fraction, the numerator of which shall equal the Exercise Price in effect immediately prior to the adjustment and the denominator of which shall equal the Exercise Price in effect immediately after the adjustment.

          b.   Reclassification. Reorganization and Consolidation. In case of
               --------------------------------------------------
any reclassification, capital reorganization or change in the Class A Common Stock of the Company (other than as a result of a subdivision, combination or stock dividend provided for in Section

2(a) above), then, as a condition of such reclassification, reorganization or change, lawful provision shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to the holder of this Warrant, so that the holder of this Warrant shall have the right, prior to the expiration of this Warrant, to purchase, at a total price equal to that payable upon the exercise of this Warrant, the kind and amount of shares of stock and other securities and property receivable in connection with such reclassification, reorganization or change by a holder of the same number of shares of Class A Common Stock as were subject to this Warrant immediately prior to such reclassification, reorganization or change. In any such case appropriate provisions shall be made with respect to the rights and interests of the holder of this Warrant so that the provisions hereof shall thereafter be applicable with respect to any shares of stock or other securities and property deliverable upon exercise hereof, and appropriate adjustments shall be made to the purchase price per share payable hereunder, provided the aggregate purchase price shall remain the same.

          c.   Notice of Adjustment.  When any adjustment is required to be made
               --------------------
in the number or kind of shares purchasable upon exercise of the Warrant, or in the Exercise Price, the Company shall promptly notify the Holder of such event and of the number of shares of Common Stock or other securities or property thereafter purchasable upon exercise of the Warrant.

     3    Exercise of Warrant.  The Holder may exercise this Warrant in whole or
          -------------------
in part by its surrender to the Company and payment to the Company by cash or check of the Exercise Price for all of the Shares purchased. The Company, shall within ten (10) days after such delivery, (a) prepare and issue a certificate for the Shares purchased in the name of the Holder of this Warrant, or as such Holder may direct (subject to the restrictions upon transfer contained herein and upon payment by such Holder hereof of any applicable transfer taxes) and (b) prepare and issue a new warrant of like terms if this Warrant is exercised for less than all of the Shares subject hereto.

          a.   Net Issue Exercise.  Notwithstanding any provisions herein to the
               ------------------
contrary, in lieu of exercising this Warrant for cash, the Holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with a property endorsed notice of exercise and notice of such election in which event the Company shall issue to the Holder a number of shares of Class A Common Stock computed using the following formula:

                               Y(A-B)
                               ------
                          X =    A

Where X =      the number of shares of Class A Common Stock to be issued to the
               Holder,

      Y = the number of shares of Class A Common Stock purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being canceled (at the date of such calculation),

     A = the fair market value of one share of the Company's Class A Common Stock (at the date of such calculation), and

     B =  the Exercise Price (as adjusted to the date of such calculation).

     For purposes of the above calculation, fair market value of one share of Class A Common Stock shall be determined by the Company's Board of Directors in good faith; provided, however. that where there exists a public market for the Company's Class A Common Stock at the time of such exercise, fair market value shall mean the average over the preceding twenty (20) trading days (or such fewer number of days as such public market has existed) of the mean of the high closing bid and asked prices on the over-the-counter market as reported by Nasdaq, or if then traded on a national securities exchange or the Nasdaq National Market, the average over the preceding twenty (20) trading days (or such fewer number of days as the Class A Common Stock has been so traded) of the mean of the high and low prices on the principal national securities exchange or the National Market on which it is so traded. Notwithstanding the foregoing, in the event the Warrant is exercised in connection with the Company's initial public offering of Common Stock, the fair market value per share shall be the per share offering price to the public of the Company's initial public offering.

     4.   Term of Warrant.  This Warrant expires and shall no longer be
          ---------------
exercisable as of 11:59 p.m. Pacific standard time, February 6, 2008, and shall be void thereafter.

     5.   Conditions to Exercise of Warrant or Transfer of the Shares.  It
          -----------------------------------------------------------
shall be a condition to any exercise of this Warrant that the Company shall have received, at the time of such exercise, a representation in writing that the Shares being issued upon such exercise are being acquired for investment and not with a view to any sale or distribution thereof, or a statement of the pertinent facts covering any proposed distribution thereof. It shall be a condition to any transfer of any or all of the Shares issued upon exercise of this Warrant, other than a transfer registered under the Securities Act of 1933, as amended (the "Act"), that the Company shall have received a legal opinion, in form and substance reasonably satisfactory to the Company and its counsel, reciting the pertinent circumstances surrounding the proposed transfer and stating that such transfer is exempt from the prospectus and the registration requirement of the Act. Each certificate evidencing the Shares issued upon exercise of this Wanant, or upon any transfer of such shares (other than a transfer registered under the Act or any subsequent transfer of shares so registered) shall, at the option of the Company, contain a legend, in form and substance satisfactory to the Company and its counsel, restricting the transfer of such shares to sales or other dispositions exempt from the requirements of the Act. It is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144, other than opinions with regard to sales under Rule 144(k).

     6.   Fractional Shares.  This Warrant shall in no event be exercisable for
          -----------------
fractional shares, and in lieu thereof, the number of shares which would otherwise be purchased under this Warrant shall be rounded up to the nearest whole share of Common Stock.

     7.   Miscellaneous.
          -------------

          a. The Company covenants that it will at all times reserve and keep available, solely for the purpose of issuance upon the exercise hereof, a sufficient number of shares of Class A Common Stock to permit the exercise hereof in full. Such shares when issued in compliance with the provisions of this Warrant and the Certificate of Incorporation, as amended, will be duly authorized, validly issued, fully paid and nonassessable.

          b. The terms of this Warrant shall be binding upon and shall inure to the benefit of any successors or assigns of the Holder hereof and of the Shares issued or issuable upon the exercise hereto.

          c. The Holder, as such, shall not be entitled to vote or receive dividends or be deemed to be a shareholder of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the Holder, as such, any rights of a shareholder of the Company or any right to vote, give or withhold consent to any corporate action, receive notice of meetings, receive dividends or subscription rights, or otherwise.

          d. Receipt of this Warrant by the Holder shall constitute acceptance of and agreement to the foregoing terms and conditions.

          e. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Company at its expense will execute and deliver, in lieu thereof a new Warrant of like date and tenor.

          f. This Warrant shall be governed by the internal laws of the State of California.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.

Dated: February ___, 1998

                              COMPS INFOSYSTEMS, INC.

                              By:  ____________________________
                                   Robert C. Beasley
                                   Secretary

                                   EXHIBIT C

                            Schedule of Exceptions

                        EXHIBIT C TO PURCHASE AGREEMENT
                        -------------------------------

     3.1. Organization and Standing: Articles and Bylaws. The Company is
          ----------------------------------------------
intentionally not qualified to do business in Arizona, Colorado, Florida, Georgia, Illinois, Maryland, Massachusetts, Nevada, New York, Texas, Virginia, Washington and Washington, D.C. The Company believes that its failure to qualify in such states does not have a material adverse effect upon the Company. The Company intends to qualify the Delaware corporation to do business in such states as it deems necessary.

     3.5  Authorization; Pre-emptive Right. Pursuant to the terms of a
          --------------------------------
Stockholder Buyout and Voting Agreement among Beasley, Crane and Summit, Crane and Summit have certain rights of first refusal with respect to Beasley's shares of Series A Common Stock. Pursuant to the terms of a Stockholder Voting Agreement among Merrill Oster and Crane, Crane has certain rights of first refusal with respect to Mr. Oster's shares of the Company's Stock. The Company has a right of first refusal with respect to the shares of Common Stock issuable upon the exercise of options under the Company's Stock Option Plan.

     3.6  Patents, Trademarks.
          -------------------

          3.6.1.    Infringement: The Company occasionally discovers minor
                    ------------
infringement on its copyright (i.e., persons photocopying reports). Confronting infringers generally has been successful in causing them to cease. The Company has not had to file any suits in this regard.

          3.6.2     Trademark Protection. The Company has trademark protection
                    --------------------
on the name "COMPS," but has not obtained such protection on its full corporate name, "COMPS InfoSystems, Inc."

     3.8  Proprietary Agreements: Employees: A list of the employees that have
          ---------------------------------
not executed non-disclosure/confidentiality agreements is attached hereto as
Exhibit 3.8.

     3.9  Litigation, etc. There is no existing or threatened litigation .
          ---------------

     3.13 Title. Venture Lending and Leasing, Inc. holds a first lien on all
          -----
assets as a result of a $3.0 million loan agreement the Company entered into in September 1996 in the ordinary course of business.

     3.16 Absence of Changes
          ------------------

          3.16.1    Employees and Compensation. Employment agreements have been
                    --------------------------
executed by all officers. The Company has entered into indemnification agreements with each of its officers and directors. See Exhibit "H" to Purchase Agreement.

          3.16.2    Resignations, Terminations. The Company terminated three
                    --------------------------
vice presidents - one in August 1996, one in September 1996, and one in January 1997.

     3.17 Outstanding Indebtedness. Pursuant to that certain Loan Agreement
          -------------------------
dated September 24, 1996, the Company is indebted to Venture Lending & Leasing, Inc. in the amount of approximately $2,158,000 as of the Closing.

     3.19 Certain Transactions.
          --------------------

          3.19.1   COMPS Plaza. Beasley has a 5% interest and Crane has a 55%
                   -----------
ownership interest in COMPS Plaza Associates, L.P., which owns the building in which the Company leases space. Crane is the President of Alden Properties, Inc., the corporate general partner of COMPS Plaza Associates, L.P. The limited partnership purchased the building on September 16, 1994. Neither the Company nor Beasley nor Crane are guarantors on the debt on the building.

     3.24 Disclosure: Projections. This representation does not apply to any
          ------------------------
post-1997 projections delivered to Purchaser.

                                  Exhibit 3.8
                                  -----------

COMPS InfoSystems, Inc.

Employees with Whom the Company Does Not Have Confidentiality and Proprietary Information Agreements:

Aspiras, Gloria*
August, Caroline*
Becker, Aaron*
DeMonaco, Tracy*
Donado, Cris*
Fenton, Christopher*
Hitch, Jeff*
Larkin, Deb*
Nelson, Lori*
Pierce, Jeff*
Prevo, Dan*
Quindara, Belinda*
Radovich, Marcella*
Range1, Rudolfo*
Reisinger, Lori*
Ridley, Vicki*
Ruiz, Rance*
Ryan, Heather*
Stevens, Mark*
Watson, Laura*
Whiles, Wendi*

________________
* Form of the agreement has been provided to Summit. It is anticipated that the actual agreements will be executed shortly after the closing.

                                   EXHIBIT D

                Amended and Restated Investor Rights Agreement

            See Exhibit 10.1 to Registration Statement on Form S-1

                                   EXHIBIT E

       Amended and Restated Right of First Refusal and Co-Sale Agreement

                             AMENDED AND RESTATED

                 RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

     This Amended and Restated Right of First Refusal and Co-Sale Agreement (the "Agreement") is made and entered into as of February 9, 1998, by and among COMPS Infosystems, Inc., a Delaware corporation (the "Company"), Christopher A. Crane, in his individual capacity ("Crane"), Summit Ventures III, L.P., a Delaware limited partnership ("Summit III") and Summit Investors II, L.P., a Delaware limited partnership ("Summit II," and collectively with Summit III, the "Purchasers"), and amends and restates in its entirety that certain Right of First Refusal and Co-Sale Agreement dated as of October 14, 1994 between the Purchasers, Crane and the Company (the "1994 Agreement").

                                   RECITALS
                                   --------

     WHEREAS, the Purchasers possess certain rights of first refusal and co-sale rights pursuant to the 1994 Agreement.

     WHEREAS, the Purchasers, Crane and the Company desire to amend and restate, in its entirety, the 1994 Agreement as set forth below.

     WHEREAS, Crane currently owns shares of the Company's Common Stock (the "Common Stock"), and intends to purchase shares of the Company's Series B Preferred Stock and warrants to purchase shares of the Company's Class A Common Stock pursuant to that certain Stock and Warrant Purchase Agreement entered into by and among the Company and the Purchasers dated of even date herewith (the "Stock and Warrant Purchase Agreement").

     WHEREAS, the Purchasers currently own shares of the Company's Series A Preferred Stock and warrants to purchase shares of the Company's Class B Common Stock and intend to purchase from the Company shares of its Series B Preferred Stock and warrants to purchase additional shares of the Company's Class B Common Stock pursuant to the Stock and Warrant Purchase Agreement.

     WHEREAS, to induce the Purchasers to purchase such shares of stock and warrants from the Company, Crane has agreed to grant the Purchasers certain rights of first refusal and co-sale with respect to Common Stock currently owned by Crane and any other stock of the Company hereafter owned or acquired by Crane, all on the terms and conditions set forth in this Agreement.

     WHEREAS, the signatories hereto include holders of a majority of the Stock (as defined herein) held by the Purchasers immediately prior to the closing under the Stock and Warrant Purchase Agreement.

                                   AGREEMENT
                                   ---------

     NOW, THEREFORE. in consideration of the mutual promises and covenants set forth herein and further other consideration, the receipt and sufficiency of which hereby is acknowledged, the Purchasers, Crane and the Company hereby agree that the 1994 Agreement shall be amended and restated in its entirety as follows:

     1.   Certain Definitions. For purposes of this Agreement, the following
          -------------------
terms have the following meanings:

          (a)  "IPO" means the first underwritten sale of Company securities to
                ---
the public pursuant to registration statement under the Securities Act of 1933, as amended, in which the gross proceeds to the Company equal or exceed $10,000,000.

          (b)  "Purchasers' Share" means as to the Right of Co-Sale, the ratio
                -----------------
determined by dividing (A) the number of shares of Stock (as defined below) held by a Purchaser by (B) the number of shares of Stock held by all Purchasers plus the number of shares of Stock held by Crane.

          (c)  "Offered Stock" means all Stock proposed to be Transferred by
                -------------
Crane.

          (d)  "Right of Co-Sale" means the right of co-sale provided to the
                ----------------
Purchasers in Section 4 of this Agreement.

          (e) "Right of First Refusal" means the right of first refusal provided to the Purchasers in Section 3 of this Agreement.

          (f)  "Stock" means and includes all shares of Common Stock issued and
                -----
outstanding at the relevant time plus (i) all shares of Common Stock that may be issued upon exercise of any options, warrants and other rights of any kind that are then exercisable, and (ii) all shares of Common Stock that may be issued upon conversion of (A) any convertible securities, including, without limitation, preferred stock and debt securities then outstanding, which are by their terms then convertible into or exchangeable for Common Stock or (B) any such convertible securities issuable upon exercise of options, warrants or other rights that are then exercisable.

          (g)  "Transfer" means and includes any sale, assignment, encumbrance,
                --------
hypothecation, pledge, conveyance in trust, gift, transfer by bequest, devise or descent, or other transfer or disposition of any kind, including but not limited to transfers to receivers, levying creditors, trustees or receivers in bankruptcy proceedings or general assignees for the benefit of creditors, whether voluntary or by operation of law, directly or indirectly, except:

               (i) any bona fide pledge if the pledgee executes a counterpart copy of this Agreement and becomes bound thereby in the same manner as Crane;

               (ii) any transfers of Stock by Crane to Crane's spouse, lineal descendant or antecedent, father, mother, brother or sister of Crane, the adopted child or adopted grandchild of Crane, or the spouse of any child, adopted child, grandchild or adopted grandchild of Crane, or to a trust or trusts for the exclusive benefit of Crane or Crane's family members as described in this Section, or transfers of Stock by Crane by devise or descent, in all cases if the transferee or other recipient executes a counterpart copy of this Agreement and becomes bound thereby in the same manner as Crane;

               (iii) any transfer of Stock by Crane made: (A) pursuant to a merger or consolidation of the Company with or into another corporation or corporations; (B) pursuant to the winding up and dissolution of the Company; (C) at, and pursuant to, the IPO; or (D) to a Purchaser pursuant to this Agreement; or

               (iv)   any bona fide gift to not-for-profit organizations.

     2.   Notice of Proposed Transfer. Before Crane may effect any Transfer of
          ---------------------------
any Stock. Crane must give at the same time to the Company and the Purchasers a written notice signed by Crane ("Crane's Notice") stating (a) Crane's bona fide intention to transfer such Offered Stock; (b) the number of shares of the Offered Stock; (c) the name, address and relationship, if any, to Crane of each proposed purchaser or other transferee; and (d) the bona fide cash price or, in reasonable detail, other consideration, per share for which Crane proposes to transfer such Offered Stock (the "Offered Price"). Upon the request of a Purchaser, Crane will promptly furnish such information, to the Purchasers, as may be reasonably requested to establish that the offer and proposed transferee are bona fide.

     3.   Right of First Refusal.
          ----------------------

          (a)  Purchasers' Right.  With respect to any Transfer by Crane, the
               -----------------
Purchasers shall have the right of first refusal to purchase all or any part of the Offered Stock, exercisable as set forth in Subsection (b) hereof.

          (b)  Exercise of Purchasers' Right of First Refusal.  The Purchasers'
               ----------------------------------------------
Right of First Refusal may be exercised as follows:

               (i) Each Purchaser shall have the opportunity to purchase all or any part of its pro rata share of Offered Stock. A Purchaser's pro-rata share shall be determined by dividing the number of shares of Stock held by a Purchaser by the total number of shares of Stock held by all Purchasers. The Purchasers shall be entitled to apportion Offered Stock to be purchased among its partners and affiliates, provided that such Purchaser notifies Crane of such allocation, and provided that such allocation does not threaten the Company's ability to rely upon an exemption from the registration provisions of the Act or the qualification provisions of applicable blue-sky laws. In addition, a Purchaser shall be entitled to assign its rights under this Section 3 to the Company.

               (ii) If any Purchaser or its assignees desires to purchase all or any part of the Offered Stock, such Purchaser must, within the twenty (20) day period (the "Purchaser Refusal Period") commencing on the date of Crane's Notice, give written notice to Crane and to the Company of such Purchaser's election to purchase Offered Stock. In the event that any Purchaser elects not to purchase its pro-rata share of the Offered Stock, such shares may be purchased by the other Purchasers.

               (iii) Within ten (10) days after expiration of the Purchaser Refusal Period, the Company will give written notice (the "Purchasers' Expiration Notice") to Crane and to the Purchasers specifying either (A) that Offered Stock was subscribed by the Purchasers exercising their Rights of First Refusal or (B) that the Purchasers do not have the right to purchase any of the Offered Stock because the Purchasers did not timely exercise their Right of

First Refusal to purchase Offered Stock, in which case the Purchasers' Expiration Notice will specify each Purchaser's Share of the Offered Stock with respect to the Right of Co-Sale.

          (c)  Purchase Price.  The purchase price for the Offered Stock to be
               --------------
purchased by the Purchasers exercising their Right of First Refusal under this Agreement will be the Offered Price, but will be payable as set forth in Section 3(d) hereof. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration will be determined by the Board of Directors of the Company in good faith, which determination will be binding upon the Purchasers and Crane absent fraud or error.

          (d)  Payment.  Payment of the purchase price for the Offered Stock
               -------
purchased by a Purchaser exercising its Right of First Refusal will be made within seven (7) days after the date of the Purchaser's Expiration Notice. Payment of the purchase price will be made by the exercising Purchaser (i) in cash (by check), (ii) by cancellation of all or a portion of any outstanding indebtedness of Crane to the Purchaser or (iii) by any combination of the foregoing.

          (e)  Rights as a Stockholder.  If the Purchasers exercise their Rights
               -----------------------
of First Refusal to Purchase the Offered Stock, then, upon the date the notice of such exercise is given by the Company, Crane will have no further rights as a holder of the Offered Stock except the right to receive payment for the Offered Stock from the Purchasers in accordance with the terms of this Agreement, and Crane will forthwith cause all certificate(s) evidencing such Offered Stock to be surrendered to the Company for transfer to the Purchasers.

          (f)  Crane's Right To Transfer.  If the Purchasers have not elected to
               -------------------------
purchase all of the Offered Stock, then, subject to the Right of Co-Sale, Crane may transfer that portion of the Offered Stock permitted to be sold by Crane, to any person named as a purchaser or other transferee in Crane's Notice, at the Offered Price or at a higher price, provided that such transfer (i) is consummated within ninety (90) days after the date of Crane's Notice and (ii) is in accordance with all the terms of this Agreement. If the Offered Stock is not so transferred during such 90 day period, then Crane may not transfer any of such Offered Stock without complying again in full with the provisions of this Agreement.

     4.   Right of Co-Sale.
          ----------------

          (a)  Right of Co-Sale.  If the Purchasers have waived or failed to
               ----------------
timely exercise their Rights of First Refusal, a Purchaser may transfer to the transferee proposed in Crane's Notice the Purchaser's Share of the Offered Stock, as such Share is specified in the Purchaser's Expiration Notice, by giving written notice to Crane, within ten (10) days after the date of the Purchaser's Expiration Notice, specifying the number of shares and type of Stock that the Purchaser desires to transfer to the transferee.

          (b)  Consummation of Co-Sale.  A Purchaser may exercise the Right of
               -----------------------
Co-Sale by delivering to Crane at the closing of the transfer of Offered Stock to such transferee (the "Closing") one or more certificates, properly endorsed for Transfer, representing such Stock to be Transferred by the Purchaser. At the Closing, such certificates or other instruments will be transferred and delivered to the transferee set forth la Crane's Notice in consummation of the transfer of the Offered Stock pursuant to the terms and conditions specified in such notice, and

Crane will remit, or will cause to be remitted, to the Purchaser within seven
(7) days after such Closing that portion of the proceeds of the Transfer to which the Purchaser is entitled by reason of the Purchaser's participation in such transfer pursuant to the Right of Co-Sale.

     5.   Multiple Series, Class or Type of Stock. If the Offered Stock consists
          ---------------------------------------
of more than one series or class or type of Stock, the Purchaser has the right to purchase or transfer hereunder, as the case may be, each such series, class or type; provided, however, that if, as to the Right of Co-Sale, the Purchaser does not hold any of such series, class, or type, and the proposed transferee is not willing, at the Closing, to purchase some other series, class or type of Stock from the Purchaser, or is unwilling to purchase any Stock from the Purchaser at the Closing, then the Purchaser will have the put right (.the "Put Right") set forth in Section 6(b) hereof

     6.   Refusal to Transfer; Put Right.

          (a)  Refusal to Transfer.  Any attempt by Crane to transfer any Stock
               -------------------
in violation of any provision of this Agreement will be void. The Company will not be required (i) to transfer on its books any Stock that has been sold, gifted or otherwise transferred in violation of this Agreement, or (ii) to treat as owner of such Stock, or to accord the right to vote or pay dividends to any purchaser, donee or other transferee to whom such Stock may have been so transferred.

          (b)  Put Right.  If Crane transfers any Stock in contravention of the
               ---------
Purchasers' Right of Co-Sale under this Agreement (a "Prohibited Transfer"), or if the proposed transferee of Offered Stock desires to purchase only the class, series or type of stock offered by Crane or is unwilling to purchase any Stock from the Purchaser and the provisions of Section 5 hereof apply, the Purchaser may, by delivery of written notice to Crane (a "Put Notice") within ten (10) days after (i) the Closing as defined in Subsection 4(b) above, or (ii) the date on which the Purchaser becomes aware of the Prohibited Transfer or the terms thereof require Crane to purchase from the Purchaser for cash or such other consideration as Crane received in the Prohibited Transfer or at the Closing that number of shares of Stock (of the same class, series or type as transferred in the Prohibited Transfer or at the Closing if the Purchaser then owns Stock of such class, series or type; otherwise of Common Stock) having a purchase price equal to the aggregate purchase price the Purchaser would have received in the closing of such Prohibited Transfer if the Purchaser had elected to exercise its right of Co-Sale with respect thereto or in the Closing if the proposed transferee had been willing to purchase the Stock of the Purchaser. The closing of such sale to Crane will occur within seven (7) days after the date of the Purchaser's Put Notice to Crane.

     7.   Restrictive Legend and Stop-Transfer Orders.
          -------------------------------------------

          (a)  Right of First Refusal and Co-Sale Legend.  Crane understands and
               -----------------------------------------
agrees that the Company will cause the legend set forth below, or a legend substantially equivalent thereto, to be placed upon any certificate(s) or other documents or instruments evidencing ownership of Stock by Crane:

       THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RIGHTS OF FIRST REFUSAL AND RIGHTS OF CO-SALE AS SET FORTH IN AN AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT DATED FEBRUARY 6,1998, ENTERED INTO BY THE HOLDER OF THESE SHARES, THE COMPANY AND CERTAIN STOCKHOLDERS OF THE COMPANY. A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY. SUCH RIGHTS OF FIRST REFUSAL AND RIGHTS OF CO-SALE ARE BINDING ON CERTAIN TRANSFEREES OF THESE SHARES.

          (b)  Stop Transfer Instructions.  Crane agrees, to ensure compliance
               --------------------------
with the restrictions referred to herein, that the Company may issue appropriate "stop transfer" certificates or instructions and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its records.

     8.   Termination and Waiver.
          ----------------------

          (a)  Termination. The Purchasers' Right of First Refusal and the Right
               -----------
of Co-Sale will terminate upon the earliest to occur of (i) the IPO, (ii) the dissolution of the Company, or (iii) the effective date of a consolidation or merger with or into another corporation as a result of which the stockholders of the Company prior to such transaction own less than 50% of the outstanding stock of the surviving corporation.

          (b)  Waiver. The application of the Purchasers' Right of First Refusal
               ------
and/or the Right of Co-Sale as to any proposed Transfer by Crane of any Stock may be waived in advance of or after such transfer by the written agreement of the Purchasers. The Purchasers will have the absolute right to exercise or refrain from exercising any right or rights that such party may have by reason of this Agreement, including without limitation the right to purchase or participate in the sale of Offered Stock, and the Purchasers will not incur any liability to any other party hereto with respect to exercising or refraining from exercising any such right or rights. Any waiver by a party of its rights hereunder will be effective only if evidenced by a written instrument executed by such party or its authorized representative.

     9.   Miscellaneous Provisions.
          ------------------------

          (a)  Notice.  Any notice required or permitted to be given to a party
               ------
pursuant to the provisions of this Agreement will be in writing and will be effective and deemed given under this Agreement on the earliest of (i) the date of personal delivery, or (ii) the date of deliver by facsimile, or (iii) the business day after deposit with a nationally-recognized courier or overnight service, including Express Mail, for United States deliveries or three (3) business days after such deposit for deliveries outside of the United States, or
(iv) five (5) business days after deposit in the United States mail by registered or certified mail for United States deliveries. All notices not delivered personally or by facsimile will be sent with postage and other charges prepaid and properly addressed to the party to be notified at the address set forth below such party's signature on this Agreement or at such other address as such party may designate by ten (10) days advance written notice to the other parties hereto. All notices for delivery outside the

United States will be sent by facsimile, or by nationally recognized courier or overnight service, including Express Mail. Any notice given hereunder to more than one person will be deemed to have been given, for purposes of counting time periods hereunder, on the date given to the last party required to be given such notice. Notices to the Company will be marked to the attention of the President.

          (b)  Binding on Successors and Assigns; Inclusion Within Certain
               -----------------------------------------------------------
Definitions.  This Agreement, and the rights and obligations of the parties
-----------
hereunder will inure to the benefit of, and be binding upon, their respective successors, assigns, heirs, executors, administrators and legal representatives. Any permitted transferee of Crane who is required to become a party hereto will be considered "Crane" for purposes of this Agreement and any permitted transferee of Stock held by a Purchaser will be considered a "Purchaser" for purposes of this Agreement.

          (c)  Severability.  If any provision of this Agreement is held to be
               ------------
invalid, illegal or unenforceable in any respect, such provision will be enforced to the maximum extent possible and such invalidity, illegality or unenforceability will not affect any other provision of this Agreement, and this Agreement will be construed as if such invalid, illegal or unenforceable provision had (to the extent not enforceable) never been contained herein.

          (d)  Amendment.  This Agreement may be amended only by a written
               ---------
instrument executed by the Company, the Purchasers holding a majority of the Stock then held by all Purchasers and Crane.

          (e)  Continuity of Other Restrictions.  Any Stock not purchased by a
               --------------------------------
Purchaser under their Right of First Refusal hereunder will continue to be subject to all other restrictions imposed upon such Stock by law, including any restrictions imposed under the Company's Articles of Incorporation or By-laws, or by agreement.

          (f)  Governing Law.  This Agreement will be governed by and construed
               -------------
in accordance with the laws of the State of California, excluding that body of law pertaining to conflict of laws.

          (g)  Obligation of Company; Binding Nature of Exercise.  The Company
               -------------------------------------------------
agrees to use its best efforts to enforce the terms of this Agreement, to inform Crane and the Purchasers of any breach hereof (to the extent the Company has knowledge thereof) and to use reasonable efforts to assist Crane and the Purchasers in the exercise of their rights and the performance of their obligations hereunder. Any exercise of the Right of First Refusal or Right of Co-Sale will be binding upon the party so exercising, and may not be withdrawn without the written consent of Crane, except that such exercise may be withdrawn unilaterally by the exercising party if there is any legal prohibition as to a party s consummation of its purchase or sale hereunder.

          (h)  Counterparts.  This Agreement may be executed in any number of
               ------------
counterparts, each of which when so executed and delivered will be deemed an original, and all such counterparts together will constitute one and the same instrument.

          (i)  Entire Agreement. This Agreement constitutes the entire agreement
               ----------------
of the parties with respect to the specific subject matter hereof and supersedes in their entirety all other agreements or understandings between or among the parties hereto with respect to such specific subject matter.

          (j)  Conflict.  In the event of any conflict between the terms of this
               --------
Agreement and the Company's Certificate of Incorporation, or its By-laws, the terms of the Company's Certificate of Incorporation, or its By-laws, as the case may be, will control. In the event of any conflict between the terms of this Agreement and any other agreement to which Crane is a party or by which Crane is bound, the terms of this Agreement will control. In the event of any conflict between the Company's books and records and this Agreement or any notice delivered hereunder, the Company's books and records will control absent fraud or error.

          (k)  Dispute Resolution.  The parties acknowledge and agree that time
               ------------------
is of the essence in resolving any dispute that may arise in connection with this Agreement. Except as set forth herein, any controversy or claim arising out of or relating to this Agreement, or the breach thereof, that cannot be resolved between the parties in a timely manner shall be settled by binding arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association ("AAA"). The expenses of the arbitration, including the arbitrator's fees, expert witness fees, and attorney's fees, may be awarded to the prevailing party, in the discretion of the arbitrator, or may be apportioned between the parties in any manner deemed appropriate by the arbitrator. Unless and until the arbitrator decides that one party is to pay for all (or a share) of such expenses, the Company shall pay reasonable expenses, including legal and accounting fees and costs arising in connection with enforcement of this Agreement or the Collateral Agreements. The parties shall keep confidential the decision of the arbitrator, however, the parties may disclose information about such decision to persons who have a need to know, such as limited partners, directors, trustees, management employees, witnesses, experts, investors, attorneys, lenders, insurers, and others who may be directly affected. Once the arbitration award has become final, if the arbitration award is not promptly satisfied, then these confidentiality provisions shall no longer be applicable. Notwithstanding the foregoing, the parties will be entitled to enforce their rights under this Agreement specifically (without posting a bond or other security). The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and any party may in its sole discretion apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive relief in order to enforce or prevent any violation of the provisions of this Agreement.

     IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the date first written above.

                              COMPS INFOSYSTEMS, INC.

                              By: __________________________________
                                  Christopher A. Crane, President

                              Address:


                              9888 Carroll Centre Road, Ste. 100
                              San Diego, California 92126-4581
                              (619) 578-3000

                              CHRISTOPHER A. CRANE

                              ______________________________________
                              Christopher A. Crane, in his
                              individual capacity

                              Address:

                              c/o COMPS Infosystems, Inc.
                              9888 Carroll Centre Road, Suite 100
                              San Diego, CA 92126-4581
                              (619) 578-3000

                              PURCHASERS:

                              SUMMIT VENTURES III, L.P.

                              By:  Summit Partners III, L.P.
                                   its General Partner

                              By:  Stamps, Woodsum & Co. III,
                                   its General Partner

                              By: _________________________________
                                  Gregory M. Avis, General Partner

                              SUMMIT INVESTORS II, L.P.

                              By: _________________________________
                                  Gregory M. Avis, General Partner

                              Address

                              499 Hamilton Avenue, Suite 200
                              Palo Alto, CA 94301
                              (415) 321-1166

                                   EXHIBIT F

                     Amended and Restated Voting Agreement

                             AMENDED AND RESTATED

                               VOTING AGREEMENT

     THIS AMENDED AND RESTATED VOTING AGREEMENT (the "Agreement") is entered into as of February 9, 1998, by and among COMPS InfoSystems, Inc., a Delaware corporation (the "Company"), Christopher A. Crane ("Crane"), and the purchasers listed on the signature page attached hereto (the "Purchasers").

                                   RECITALS
                                   --------

     WHEREAS, the Purchasers, Crane and the Company are parties to a Voting Agreement dated as of October 14. 1994 (the " 1994 Agreement").

     WHEREAS, the Purchasers, Crane and the Company desire to amend and restate, in its entirety, the 1994 Agreement as set forth below.

     WHEREAS, Crane is a holder of a majority of the Company's Common Stock and the Purchasers are the holders of all of the Company's Series A Preferred Stock.

     WHEREAS, as an inducement to the Purchasers to purchase the Series B Preferred Stock of the Company, Crane is executing this Agreement and as an inducement to Crane to execute this Agreement, the Purchasers are executing this Agreement.

                                   AGREEMENT
                                   ---------

     NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the Purchasers, Crane and the Company hereby agree that the 1994 Agreement shall be amended and restated as follows:

     1.   Voting of Shares.  Until the termination of this Agreement in
          ----------------
accordance with Section 4 below, Crane will vote all shares then within his control of the equity securities of the Company with rights to vote in the election of the Company's directors, at any annual or special meeting of the stockholders of the Company, or in any action by written consent of the stockholders of the Company in order to cause and maintain the election to the Board of Directors of one director to be elected by the holders of the Company's Common Stock who is mutually acceptable to Crane and the Purchasers holding a majority of the outstanding Series A Preferred Stock and Series B Preferred Stock voting together as a single class. A nominee shall be deemed to be acceptable to the Purchasers if they have consented in writing to his or her election.

     2.   Legends on Stock Certificates.  The certificates representing shares
          -----------------------------
held by Crane shall bear the following legend:

     "The shares represented by this certificate are subject to the limitations, restrictions and other terms and conditions of an Amended and Restated Voting Agreement dated February 9, 1998, on file with the Company."

     3.   Application of Agreement to After-Acquired Shares.  All of the
          -------------------------------------------------
provisions of this Agreement shall apply to, and the term "Shares" as used herein shall include, all of the shares of Common Stock and Preferred Stock of the Company, whether issued before or after the Closing Date (as defined in the Stock and Warrant Purchase Agreement) and all securities issued as a replacement for the Shares or with respect to the Shares as a result of any stock dividend, stock split or other similar event.

     4.   Term of the Agreement.  This Agreement shall terminate on the earlier
          ---------------------
of (a) the consummation by the Company of any underwritten public offering of the Company's securities in which the gross proceeds to the Company equal or exceed $10,000,000 at a purchase price of $3.73 per share (as adjusted for stock splits, stock dividends, reorganizations and the like), (b) the sale of the Company (through a merger, consolidation, sale of all or substantially all of its assets or stock), or (c) the effective time of the liquidation of the Company.

     5.   Binding Effect on Transferees.  This Agreement and all of the terms,
          -----------------------------
covenants, and conditions herein contained, shall be binding upon and inure to the benefit of all of the parties hereto and their respective transferees, successors, heirs, executors, administrators and assigns. A condition precedent to the transfer of any of the Common Stock of the Company to any third party by Crane is that the transferee shall become a party to this Agreement and shall execute any and all instruments, and take all other actions, necessary to carry out the purposes of this Agreement. Notwithstanding the foregoing, this Agreement shall not bind any transferee of Crane that is a not-for-profit charitable organization, provided, however, that the foregoing exception shall
                         --------  -------
no longer apply following the transfer by Crane of an aggregate of up to 257,000 of the Company's equity securities by Crane to not-for-profit charitable organizations.

     6.   Severability.  Wherever there is any conflict between any provision of
          ------------
this Agreement and statute, law, regulation or judicial precedent, the latter shall prevail but in such event the provisions of this Agreement thus affected shall be curtailed and limited only to the extent necessary to bring it within the requirement of the law. In the event that any part, section, paragraph, or clause of this Agreement shall be held by a court of proper jurisdiction to be indefinite, invalid or otherwise unenforceable, the entire Agreement shall not fail on account thereof, but the balance of the Agreement shall continue in full force and effect unless such construction would clearly be contrary to the intentions of the parties.

     7.   Miscellaneous.
          -------------

          (a)  Waivers and Amendments. With the written consent of each of
               ----------------------
Crane, the Company and the holders of a majority of the Series A Preferred Stock and Series B Preferred Stock, voting together as a single class, this Agreement may be amended and the obligations of Crane under this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively, and either for a specified period of time or indefinitely).

          (b)  Governing Law.  This Agreement shall be executed and entered into
               -------------
in the State of Delaware and is to be governed by and interpreted under the laws of the that state.

          (c)  Entire Agreement. This Agreement constitutes the entire agreement
               ----------------
between the parties with respect to the matters referred to herein, and no prior or contemporaneous agreement or understanding shall be effective for any purpose.

          (d)  Heading.  The paragraph headings herein have been inserted for
               -------
convenience only, and are not intended to restrict, construe, or modify in any manner any of the terms and provisions hereof.

          (e)  Counterparts.  This Agreement may be executed in any number of
               ------------
counterparts, each of which shall be an original but all of which together shall constitute. one instrument.

          (f)  Delays or Omissions.  It is agreed that no delay or omission to
               -------------------
exercise any right, power or remedy accruing to any party hereto, upon any breach or default of any other party hereto shall impair such right, power or remedy, nor shall it be construed to be a waiver of any such breach or default, or any acquiescence herein or of or in any similar breach or default thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character on the part of the party hereto of any breach or default under this Agreement, or any waiver of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing and that all remedies, either under this Agreement, or by law or otherwise afforded to such party, shall be cumulative and not alternative.

          (g)  Specific Performance.  The parties will be entitled to enforce
               --------------------
their rights under this Agreement specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this agreement and to exercise all other rights existing in their favor. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and any party may in its sole discretion apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive relief in order to enforce or prevent any violation of the provisions of this Agreement.

          (h)  Dispute Resolution.  The parties acknowledge and agree that time
               ------------------
is of the essence in resolving any dispute that may arise in connection with this Agreement. Except as set forth herein, any controversy or claim arising out of or relating to this Agreement, or the breach thereof, that cannot be resolved between the parties in a timely manner shall be settled by binding arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association ("AAA"). The expenses of the arbitration, including the arbitrator's fees, expert witness fees, and attorneys' fees, may be awarded to the prevailing party, in the discretion of the arbitrator, or may be apportioned between the parties in any manner deemed appropriate by the arbitrator. Unless and until the arbitrator decides that one party is to pay for a (or a share) of such expenses, the Company shall pay all reasonable expenses, including legal and accounting fees and costs arising in connection with enforcement of this Agreement or the Collateral Agreements. The parties shall keep confidential the decision of the arbitrator. Notwithstanding the foregoing, the parties may disclose information about such decision to persons who have a need to know, such as directors, trustees, management employees, witnesses, experts, investors, attorneys, lenders, insurers, and others who may be affected. Once the arbitration award has become final, if the arbitration award is not promptly satisfied, then these confidentiality provisions shall no longer be applicable. Notwithstanding the foregoing, any party may seek equitable enforcement of the terms of this Agreement pursuant to Section 7(g) hereof in any court of competent jurisdiction.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


                              COMPS INFOSYSTEMS, INC.

                              By: _____________________________________
                                  Christopher A. Crane, President


                              _________________________________________
                              Christopher A. Crane,
                              in his individual capacity


                              PURCHASERS:

                              SUMMIT VENTURES III, L.P.

                              By:  Summit Partners III, L.P.
                                   its General Partner

                              By:  Stamps, Woodsum & Co. III,
                                   its General Partner

                              By: _____________________________________
                                  Gregory M. Avis, General Partner

                              SUMMIT INVESTORS II, L.P.

                              By: _____________________________________
                                  Gregory M. Avis, General Partner

                                   EXHIBIT G

                     Restated Certificate of Incorporation

             See Exhibit 3.1 to Registration Statement on Form S-1

                                   EXHIBIT H

                             Schedule of Contracts

                                   EXHIBIT H

                            COMPS INFOSYSTEMS, INC.
                     SCHEDULE OF LEASES, LOANS, CONTRACTS
                     ------------------------------------
                            As of December 31, 1997

EQUIPMENT LEASES
----------------

Ford Motor Corp.
Acct. No. FN A321 335R
Term: 48 months
Start: 01/26/94
Vehicle: FORD Escort 1993
Lease payment: $277.30/month
Original Loan: $12,305.65

G.E. Capital
Lease No. 6519146-001
Term: 60 Months
Start: 5/16/94
Equipment: Executone Telephone Equipment
Lease Payment: $1,521.89/month
Original Loan: $64,805.00

G.E. Capital
Lease No. 6519146-002
Term: 48 Months
Start: 9/23/97
Equipment: Executone Telephone Equipment
Lease Payment: $808.05/month
Original Loan: $30,806.45

Avnet/AT&T Capital Corporation
Lease No. 424755
Term: 60 months
Start: 07/25/94
Equipment: HP 9000 Computer
Lease Payment: $744.57/month
Original Loan: $32,121.40

Sybase Financial Services, Inc.
Agreement # 515973
Term: 36 months
Start: 10/21/94
Equipment: Sybase Software
Lease Payment: $1,025.39/month
Original Loan: $29,255.00

EQUIPMENT LEASES (CON'T)
------------------------

Canon Financial Service
Lease No. 001-0050913-001
Term: 60 months
Start: 09/20/94
Equipment: 3 Canon Copiers
Lease Payment: $457.18/month
Original Loan: $20,628.00

Canon Financial Service
Lease No. 001-0058622-001
Term: 60 Months
Start: 09/20/94
Equipment: 1 Canon Copier
Lease Payment: $130.40/month
Original Loan: $7,824.00

Tokai Financial
Lease No. 24150393
Term: 60 Months
Start: 01/10/95
Equipment: Haworth Systems Furniture
Lease Payment: $2,421.22/month
Original Loan: $111,576.68

Orix USA Corporation
Lease No. 33938
Terms: 36 Months
Start: 01/15/95
Equipment: Gupta Software
Loan Payment: $2,102.80/month
Original Loan: $80,296.96

EQUIPMENT AND WORKING CAPITAL LOANS
-----------------------------------

Venture Lending & Leasing Inc.
Loan No. 69-001
Term: 48 months
Start: 09/30/96
Type of Loan: Equipment
Loan Payment: $21,005.66/month
Final Interest Payment: $125,531.83
Original Loan: $836,878.88

Venture Lending & Leasing Inc.
Loan No. 69-002
Term: 36 months
Start: 09/30/96
Type of Loan: Working Capital
Loan Payment: $18,457.50/month
Final Interest Payment: $86,250.00
Original Loan: $575,000.00

Venture Lending & Leasing Inc.
Loan No. 69-003
Term: 48 months
Start: 03/31/97
Type of Loan: Equipment
Loan Payment: $8,557.36/month
Final Interest Payment: $51,139.59
Original Loan: $340,930.58

Venture Lending & Leasing Inc.
Loan No. 69-004
Term: 48 months
Start: 11/18/97
Type of loan: Equipment
Loan Payment: $2,554.87/month
Final Interest Payment: $15,268.12
Original Loan: $101,787.49

Venture Lending & Leasing Inc.
Loan No. 69-005
Term: 48 months
Start: 12/01/97
Type of Loan: Equipment
Loan Payment: $2,594.52/month
Final Interest Payment: $15,505.10
Original Loan: $103,367.33

EQUIPMENT AND WORKING CAPITAL LOANS (CON'T)
-------------------------------------------

Venture Lending & Leasing Inc.
Loan No. 69 006
Term: 48 months
Start: 12/11/97
Type of Loan: Equipment
Loan Payment: $2,930.63/month
Final Interest Payment: $17,513.72
Original Loan: $116,758.10

Venture Lending & Leasing Inc.
Loan No. 69-007
Term: 36 months
Start: 12/11/97
Type of Loan: Working Capital
Loan Payment: $2,672.06/month
Final Interest Payment: $ 12,486.29
Original Loan: $ 83,241.90

NOTES PAYABLE
-------------

Experian RES
Total Note Payable Amount: $750,000.00
Amount Due as of 12/31/97: $655,800.00
Payment Schedule:

                    Date Due            Amount
                    --------            ------
                    12/31/99            $405,800.00
                    12/31/00            $125,000.00 (plus accrued interest)
                    12/31/01            $125,000.00 (plus accrued interest)

OFFICE LEASES
-------------

Lessor: Mutual Benefit Life Insurance Co.
c/o Vestar Property Management
Lease Address: 5060 N. 40th Street, #106
Phoenix, AZ 85018
Start: 11/15/93
Term: 48 months
Effective Rent: $2,116.44/month

Lessor: Hugh W. Klebahn as Trustee for the
Jane K. Molyneux Trust
c/o Hanford, Freund & Company
Lease Address: 870 Mitten Road
Burlingame, CA 94010
Start: 05/05/95
Term: 60 months
Effective Rent: $2,966.56/month

Lessor: COMPS Plaza Associates, Ltd.
c/o McKellar Properties
Lease Address: 9888 Carroll Centre Road
San Diego, CA 92126
Start: 07/01/94
Term: 96 months
Effective Rent/Month: $20,508.86/month

Lessor: 8500 CDC L.P.
Lease Address: 8500 Leesburg Pike, Suite 7700
Vienna, VA 22182
Start: 3/01/95
Term: 60 months
Effective Rent/Month: $2,735.16/month

CONTRACTS
---------

DataQuick Information Systems
9171 Town Centre Drive, Suite 600
San Diego, CA 92122
Don Cohn, President

Insurance Services Office, Inc. (ISO)
7 World Trade Center
New York, NY 10048
Carole Banfield, Senior Vice President

CONTRACTS (CON'T)
-----------------

Qualitative Marketing Software, Inc.
28051 U.S. Highway 19 North, Suite E
Clearwater. FL 34621-2647
Paul Wray, President

BLR Data
1820 E. River Road, Suite 110
Tucson, AZ 85718
Paul M. Evans, VP of Sales

Venture Lending & Leasing Inc.
2010 North First Street, Suite 310
San Jose, CA 95131
Salvador O. Gutierrez, President

Experian RES
5601 East La Palma Avenue
Anaheim, CA 92807
George Livermoore, General Manager

BANKING RELATIONSHIPS
---------------------

Bank:  Silicon Valley Bank
       5414 Oberline Drive, Suite 230
       San Diego, CA 92121

       Jeffrey M. Huhn, Vice President
       (619) 558-3812

Bank:  Union Bank
       7807 Girard Avenue
       La Jolla, CA 93037

       Greg Farnsworth, Vice President
       (619) 230-4760

                                   EXHIBIT H
                                   ---------

Agreements with Officers, Directors, Stockholders, Consultants, Employees

          1.   Employment Agreements with each of the following:

               a.   Chris Crane
               b.   Karen Goodrum
               c.   Craig Farrington
               d.   Chris Fenton
               e.   Walter Papciak

          2. Confidentiality and Proprietary Information Agreements with all employees, except those employees listed on Exhibit 3.8 to Exhibit C to Purchase Agreement. Please see Exhibit 3.8 to Exhibit C.

          3. Indemnification Agreements with all Directors and the following officers:

               a.   Chris Crane
               b.   Karen Goodrum
               c.   Craig Farrington
               d.   Chris Fenton
               e.   Robert Beasley
               e.   Walter Papciak

                                   EXHIBIT I

                          Form of Opinion of Counsel

                         [LATHAM & WATKINS LETTERHEAD]




                               February 9, 1998

Summit Ventures III, L.P.
Summit investors II, L.P.
409 Hamilton Avenue, Suite 200
Palo Alto, California 94301

     Re:  COMPS InfoSystems. Inc.: 554,600 Shares of Series B Preferred Stock
          -------------------------------------------------------------------
          and 298,631 Warrants to Purchase Shares of Class B Common Stock issued
          ----------------------------------------------------------------------
          to Summit
          ---------

Ladies and Gentlemen:

          We have acted as counsel to COMPS InfoSystems, Inc., a Delaware corporation (the "Company"), in connection with the sale to Summit Ventures III, L.P. and Summit Investors II, L.P. (together, "Summit") on the date hereof by the Company of an aggregate of 554,600 shares (the "Summit Shares") of Series B Preferred Stock of the Company, par value $.01 per share (the "Series B Preferred Stock"), and warrants (the "Summit Warrants") to purchase 298,631 shares of the Class B Common Stock of the Company, par value $.01 per share (the "Class B Common Stock"), pursuant to that certain Stock and Warrant Purchase Agreement dated as of February 6, 1998 (the "Agreement")' among Summit, Christopher A. Crane ("Crane"), Merrill Oster ("Oster") and the Company. Pursuant to the Agreement, (i) the Company will sell to Crane on the date hereof 69,325 shares (the "Crane Shares") of Series B Preferred Stock, and warrants (the "Crane Warrants") to purchase 37,329 shares of the Class A Common Stock of the Company, par value $.0l per share (the "Class A Common Stock"), and (ii) the Company will sell to Oster on the date hereof 13,865 shares (the "Oster Shares") of Series B Preferred Stock, and warrants (the "Oster Warrants") to purchase 7,466 shares of the Class B Common Stock (the Summit Shares, the Crane Shares and the Oster Shares being collectively referred to as the "Shares", and the Summit Warrants, the Crane Warrants and the Oster Warrants being collectively referred to as the "Warrants"). This opinion is being rendered to you pursuant to Section 5.1(h) of the Agreement. Capitalized terms used herein and not otherwise defined herein shall have the meanings given them in the Agreement.

          As such counsel, we have made such legal and factual examinations and inquiries as we have deemed necessary or appropriate for purposes of this opinion, except where a statement is qualified as to knowledge or awareness, in which case we have made no or limited inquiry as specified below. We have examined, among other things, the following:

               (a)  The Agreement;

               (b) The Amended and Restated Voting Agreement between Summit, Crane and the Company, the Summit Warrants between Summit and the Company, the Amended and Restated Right of First Refusal and Co-Sale Agreement between Summit, Crane and the Company, and the Amended and Restated Investors Rights Agreement between Summit, Crane, Oster and the Company, the Crane Warrant between the Company and Crane, and the Oster Warrant between the Company and Oster, each dated February 6, 1998;

               (c) The notes, loan agreements, mortgages, deeds of mm, security agreements and other written agreements and instruments creating, evidencing or securing indebtedness of the Company for borrowed money, identified to us by an officer of the Company as material to the Company, and the other agreements listed on Exhibit H to the Agreement (the "Material Agreements");

               (d) The Restated Certificate of Incorporation (the "Restated Certificate") and Bylaws of the Company (together, the "Governing Documents");

               (e) Court and administrative orders, writs, judgments, injunctions and decrees specifically directed to the Company and identified to us by an officer of the Company as material to the Company (the "Court Orders");

               (f) Records of the Company with respect to the issuance and transfer of capital stock and options;

               (g) Minutes of the meetings of the Board of Directors and stockholders of the Company and various written consents provided to us by the officers of the Company;

               (h) A certificate of good standing for the Company from the Secretary of State of Delaware,

               (i) A certificate of good standing for the Company from the Secretary of State of California; and

               (j) Certificates from certain of the Company's officers as of the date hereof

          The documents described in subsections (a) - (b) above are referred to herein collectively as the "Documents." In such examination, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, and the conformity to authentic original documents of all documents submitted to us as copies. In rendering this opinion, we have relied on and assumed the correctness and completeness of certificates of government officials and reports of professional filing service companies. As to questions of fact, we have been furnished with, and with your consent have exclusively relied upon, certificates of officers and representatives of the Company. In addition, we assumed that the representations and warranties of Summit set forth in the Documents are true and correct as of the date hereof, including without limitation the representation that each Purchaser is an

"accredited investor" as defined under Regulation D pursuant to the Securities Act of 1933, as amended (the "Act").

          To the extent that the obligations of the Company may be dependent upon such matters, we assume for purposes of this opinion that: all parties to the Documents other than the Company have complied with any applicable requirement to file returns and pay taxes under the Franchise Tax Law of the State of California; all parties to the Documents other than the Company are duly organized, validly existing and in good standing under the laws of their respective jurisdictions of organization; all parties to the Documents other than the Company have the requisite power and authority to execute and deliver the Documents and to perform their respective obligations under the Documents to which they are a party; and the Documents to which such parties other than the Company are a party have been duly authorized, executed and delivered by such parties and constitute their legally valid and binding obligations, enforceable against them in accordance with their terms. We express no opinion as to compliance by all parties to the Documents other than the Company with any state or federal laws or regulations applicable to the subject transactions because of the nature of their business.

          Where statements in our opinion are qualified by the term "material," those statements involve judgments and opinions as to the materiality or lack of materiality of any matter to the Company or its business, prospects, assets or financial condition, which are entirely those of the Company and its officers, after having been advised by us as to the legal effect of such matters; however, such opinions and judgments are not known by us to be incorrect.

          Whenever a statement herein is qualified by "to the best of our knowledge" or a similar phrase, it is intended to indicate that those attorneys in this firm who have rendered legal services in connection with the sale of the Shares and the Warrants do not have current actual knowledge of the inaccuracy of such statement. However, except as otherwise expressly indicated, we have not undertaken any independent investigation to determine the accuracy of any such statement, and no inference that we have any knowledge of any matters pertaining to such statement should be drawn from our representation of the Company.

          The opinions hereinafter expressed below are subject to the following qualifications:

          (a) Our opinion is qualified and no opinion is given to the extent that the enforceability of any agreement entered into by the Company, including the Documents, may be limited by, or such agreements and the transactions contemplated thereby may be subject to or affected by, the effect of general principles of equity, including without limitation, concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief (regardless of whether considered in a proceeding in equity or at law), or that may otherwise contravene public policy;

          (b) Our opinion is qualified and no opinion is given to the extent that the enforceability of any agreement entered into by the Company, including the Documents, may be limited by, or such agreements and the transactions contemplated thereby may be subject to or affected by: (i) the effect of bankruptcy, reorganization, insolvency, liquidation, readjustment of debt, arrangement, moratorium or other similar laws now or hereinafter in effect relating to or affecting the rights of creditors or (ii) any other laws or statutes which modify, affect or invalidate any remedial, contribution or indemnification provisions set forth in such agreements;

          (c)  We express no opinion with respect to the enforceability of
Section II(F) of the Amended and Restated Investors Rights Agreement;

          (d) Our opinion is qualified and no opinion is given to the extent that certain rights, remedies and waivers contained in the Documents may be limited or rendered ineffective by applicable California laws or judicial decisions governing such provisions, but such laws or judicial decisions do not render the Documents invalid or unenforceable as a whole;

          (e) We express no opinion as to the Company's compliance with the securities laws, rules and regulations of any state other than California, or with the antifraud provisions of state (including California) and federal laws, rules and regulations concerning the issuance of securities;

          (f) We express no opinion as to the enforceability of any of the agreements (other than the Documents) attached as exhibits to the Agreement;

          (g) We are opining herein as to the effect on the subject transaction only of the federal laws of the United States, the internal laws of the State of California and the General Corporation Law of the State of Delaware (the "DGCL"), and we express no opinion with respect to the applicability thereto, or the effect thereon, of the laws of any other jurisdiction or in the case of Delaware, any other laws, or as to any matters of municipal law or the laws of any other local agency within any state;

          (h) Our opinion is limited by the effect of and subject to any disclosures or exceptions contained in or referred to in the Documents, including, without limitation, those contained in the Officer's Certificate delivered by the Company at the Closing pursuant to the Agreement;

          (i) We express no opinion as to matters concerning intellectual property, (including, without limitation, patents, trademarks, maskworks, trade secrets and copyrights), real estate or employment matters;

          (j) We have assumed that there are no agreements, contracts, understandings or negotiations among the parties to any agreement as to which we are required to opine, that would modify the terms of such agreements or the respective rights or obligations of the parties thereunder;

          (k) We express no opinion as to compliance with the antitrust provisions of federal or state statutory or common law;

          (1) With respect to our opinion in paragraph 1, we have relied solely upon certificates (or the verbal acknowledgement) of the Secretary of State of Delaware to the effect that the Company is duly incorporated and in good standing under the laws of the Delaware.

     Based upon and subject to the foregoing, it is our opinion that, as of the date hereof:

               1. The Company has been duly incorporated and is validly existing and in good standing under the laws of the State of Delaware with corporate power and authority to own its properties and to conduct its business. Based solely on certificates from public officials, we confirm that the Company is qualified to do business in California.

               2. To our knowledge, the Company does not control, directly or indirectly, any other corporation, partnership, joint venture or business entity.

               3. The Company has the corporate power to execute and deliver the Documents and to consummate the transactions contemplated thereby. The execution and delivery by the Company of the Documents and the consummation of the transactions contemplated thereby have been duly authorized by all necessary corporate action on the part of the Company, including all necessary corporate action on the part of the Company, including all necessary stockholder approvals. Each of the Documents has been duly executed and delivered by the Company, and constitutes a legally valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

               4. The authorized capital stock of the Company is 25,000,000 shares of Common Stock, par value $.0l per share (the "Common Stock") and 5,000,000 shares of Preferred Stock, par value $.01 per share (the "Preferred Stock"). The first series of Common Stock is comprised of 22,500,000 shares designated "Class A Common Stock". The second series of Common Stock is comprised of 2,500,000 shares designated "Class B Common Stock". The first series of Preferred Stock is comprised of 4,270,336 shares designated "Series A Preferred Stock." The second series of Preferred Stock is comprised of 637,790 shares designated "Series B Preferred Stock." Immediately prior to the Closing (but after the filing of the Restated Certificate), there were issued and outstanding 4,773,860 shares of Class A Common Stock, no shares of Class B Common Stock, 4,270,336 shares of Series A Preferred Stock and no shares of Series B Preferred Stock. The rights of each series and class of the Company's stock are as set forth in the Restated Certificate. All issued and outstanding shares of Class A Common Stock and Series A Preferred Stock have been duly authorized and validly issued, are fully paid and nonassessable and, to our knowledge, are free of any preemptive rights contained in the Governing Documents of the Company. The issuance of the outstanding shares of Class A Common Stock and Series A Preferred Stock did not, to our knowledge, require any consents, approvals, authorizations, registrations or filings by the Company under any Federal or California statute, rule or regulation applicable to the Company, or under any provision of the DGCL applicable to the Company, except such as have been or will be obtained or made. To our knowledge, except for (i) the rights, preferences and privileges of the Common Stock and the Preferred Stock as set forth in the Restated Certificate, a certified copy of which is being provided to you at the Closing, (ii) the rights set forth in the Agreement and the exhibits thereto, (iii) the shares of Class A Common Stock issuable upon exercise of outstanding warrants issued to Crane and (iv) the shares of Class B Common Stock issuable upon the exercise of outstanding (x) stock options under the Company's Stock Option Plan, (y) warrants issued to Summit and Venture Lending and Leasing, Inc., and (z) warrants issued to Oster, there are no outstanding rights, options, warrants, conversion rights or agreements for the purchase or acquisition from the Company of any shares of its capital stock.

               5. The Class A Common Stock issuable (i) upon conversion of (a) the Shares, and (b) the Class B Common Stock (including the Class B Common Stock issuable upon exercise of the Summit Warrants, the Oster Warrants, and the Venture Lending and Leasing, Inc. Warrant) and (ii) upon exercise of the Crane Warrants, has been duly and validly reserved. The Class B Common Stock issuable upon exercise of the Summit Warrants, the Oster Warrants and the Venture Lending and Leasing Warrant has been duly and validly reserved. The (i) Shares, (ii) Class A Common Stock issuable upon conversion of the Shares, upon exercise of the Crane Warrant, and upon conversion of the Class B Common Stock, and (iii) Class B Common Stock issuable upon exercise of the Summit Warrants, the Oster Warrants, and the Venture Lending and Leasing Warrant, when issued in compliance with the provisions of the Company's Restated Certificate and the provisions of the applicable warrant agreements, will be validly issued, fully paid and nonassessable. To our knowledge, (i) upon the issuance and delivery by the Company of the Summit Shares and payment by Summit therefor in accordance with the terms of the Agreement, Summit will acquire such Summit Shares free of any lien, encumbrance or restriction on transfer (except for any transfer restrictions arising under federal or state securities laws, any lien, encumbrance or transfer restrictions created by Summit or any restrictions contained in the Documents) and (ii) upon the issuance and delivery by the Company of the Summit Warrants and payment by Summit therefor in accordance with the terms of the Agreement, Summit will acquire such warrants free of any lien, encumbrance or restriction on transfer (except for any transfer restrictions arising under federal or state securities laws or any lien, encumbrance or transfer restrictions created by Summit). To our knowledge, except as set forth in the Agreement and the exhibits thereto, no person has any preemptive rights or any right of first refusal in connection with the issuance of the Summit Shares or any future issuances of securities by the Company other than those held by the Purchasers.

               6. The execution and delivery of the Documents do not: (i) to our knowledge, violate any federal or California statute, rule or regulation applicable to the Company, or any provision of the DGCL applicable to the Company, (ii) violate the provisions of the Governing Documents of the Company or, (iii) to our knowledge, conflict with or constitute a material default under the Material Agreements or the Court Orders.

               7. The execution and delivery of the Documents and the issuance and sale of the Summit Shares and the Series B Summit Warrants do not, to our knowledge, require any consents, approvals, authorizations, registrations, declarations or filings by the Company under any federal or California statute, rule or regulation applicable to the Company, or under any provision of the DGCL applicable to the Company, except such as have been or will be obtained or made.

               8. To our knowledge, except as set forth in the Agreement or the exhibits thereto, there are no actions, proceedings or investigations pending against the Company, nor has the Company received any threat thereof, which questions the validity of the Documents or the right of the Company to enter into the Documents that, if adversely decided, would have a material adverse effect upon the business or financial condition of the Company taken as a whole.

               9. The offer, sale and issuance pursuant to the terms of the Agreement of the Summit Shares and the Summit Warrants are exempt (i) from the registration requirements of Section 5 of the Act, and (ii) from the qualification requirements of the Corporate Securities Law of the State of California (the "California Securities Law") pursuant to Section 25102(f) of the California Securities Law; and, under the Act and the California Securities Law as they presently exist, the issuance of the Class A Common Stock upon conversion of the Summit Shares and upon conversion of the Class B Common Stock, and the issuance of the Class B Common Stock upon exercise of the Summit Warrants and the Venture Lending and Leasing Warrant, when issued in conformity with the terms of the Restated Certificate, will be exempt from such registration and qualification requirements.

               This opinion is rendered only to you and is solely for your benefit in connection with the transactions covered hereby. This opinion may not be relied upon by you for any other purpose, or furnished to, quoted to or relied upon by any other person, firm or corporation for any purpose, without our prior written consent.

                               Very truly yours,